Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.66

DEVELOPMENT AND LICENSE AGREEMENT

BETWEEN

DURECT CORPORATION

AND

ZOGENIX, INC.

DATED AS OF

JULY 11, 2011

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

DEVELOPMENT AND LICENSE AGREEMENT

THIS DEVELOPMENT AND LICENSE AGREEMENT (this “Agreement”), effective July 11, 2011 (“Effective Date”), is entered into by and between Durect Corporation, a corporation organized and existing under the laws of the State of Delaware, U.S.A. with a place of business at 2 Results Way, Cupertino, CA 95014 (“Durect”), and Zogenix, Inc., a corporation organized and existing under the laws of Delaware, with a place of business at 12671 High Bluff Drive, Suite 200, San Diego, CA 92130 (“Zogenix”).

PRELIMINARY STATEMENTS

A. DURECT is in the business of developing and commercializing controlled-release pharmaceutical products, extended-release pharmaceutical products, polymer and non-polymer pharmaceutical excipients, and medical devices for biomedical and non-biomedical applications;

B. Zogenix is in the business of developing and commercializing pharmaceutical products for CNS and pain applications including needle-free, liquid jet drug delivery devices;

C. Zogenix and Durect have been conducting feasibility evaluation work for a pharmaceutical drug candidate pursuant to the Feasibility Evaluation Agreement by and between Zogenix and Durect dated October 18, 2007, as amended (the “Feasibility Agreement”);

D. As contemplated by Section 8 of the Feasibility Agreement, Zogenix desires to exercise its exclusive option to acquire an exclusive license to the Durect Technology and Durect Technology Patents (as each is defined below) for the development, commercialization and manufacture of the Product (as defined below);

E. Zogenix desires to engage Durect to conduct specified Product development and Product supply activities, upon the terms and conditions hereinafter set forth; and

F. Durect desires to grant such exclusive license rights to Zogenix in respect of Durect Technology and Durect Technology Patents and conduct such Product development and Product supply activities, upon the terms and conditions hereinafter set forth.

1

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AGREEMENT

NOW THEREFORE, in consideration of the mutual covenants and agreements provided herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.	DEFINITIONS.

As used in this Agreement, the following terms shall have the meanings set forth in this Section 1:

1.1 “Active Agent” means risperidone [* * *].

1.2 “Affiliate” means, with respect to a Person, any Person that controls, is controlled by or is under common control with such first Person. For purposes of this definition only, “control” means (a) to possess, directly or indirectly, the power to direct the management or policies of a Person, whether through ownership of voting securities, by contract relating to voting rights or corporate governance, or (b) to own, directly or indirectly, fifty percent (50%) or more of the outstanding voting securities or other ownership interest of such Person.

1.3 [* * *], including those Patents which constitute Durect Technology Patents as listed on Schedule 1.22.

1.4 “Applicable Laws” means the applicable laws, rules and regulations, including any rules, regulations, guidelines or other requirements of the Regulatory Authorities, that may be in effect from time to time.

1.5 “cGMP” means current Good Manufacturing Practice for medicinal products for human use as set forth in U.S. Code of Federal Regulations 21 CFR Part 210, 211 et seq., Commission Directive 2003/94/EC the EU Good Manufacturing Practice guideline, Volume 4 for medicinal products for Human and Veterinary Use, the European Pharmacopoeia, and equivalent thereof, as applicable, each as amended from time to time.

2

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.6 “Change of Control” means, as to Zogenix or Durect, (i) the sale of all or substantially all of such Party’s assets or business relating to this Agreement; (ii) a merger, reorganization or consolidation involving such Party in which the voting securities of such Party outstanding immediately prior thereto cease to represent at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger, reorganization or consolidation; or (iii) when a person or entity, or group of persons or entities, acting in concert acquire more than fifty percent (50%) of the voting equity securities or management control of such Party.

1.7 “Clinical Trial” means an investigation in human subjects and/or patients intended to discover or verify the clinical, pharmacological and/or other pharmacodynamic effects of a Product, and/or to identify any adverse reactions to a Product, and/or to study absorption, distribution, metabolism, and/or excretion of a Product with the objective of ascertaining its safety, activity and/or efficacy.

1.8 “CMC” means chemistry, manufacturing and controls.

1.9 “CMC Data” means CMC data, results and reports that are generated with respect to the Product or the Durect Technology to the extent incorporated into or utilized in the Product, and that are Controlled at any time during the Term of this Agreement by a Party, or any Affiliate, subcontractor, agent, sublicensee thereof, or jointly by any of the foregoing.

1.10 “CMO” means a Third Party contract manufacturing organization.

1.11 “Commercialization” or “Commercialize” means the ongoing process and activities generally engaged in by a company marketing human pharmaceutical therapeutic products to establish and maintain a presence for such product in a given territory, including offering for sale, selling, marketing, promoting, distributing, importing and exporting such product.

1.12 “Commercially Reasonable Efforts” with respect to any activity means the efforts and resources that would be used in the development, registration, Reimbursement authorization, market launch, manufacturing and/or performance of the relevant activity in compliance with Applicable Law by a Person (engaged in the development or commercialization of pharmaceutical products) [* * *], all as measured by the facts and circumstances at the time such efforts are due. Where this Agreement requires a Party to use Commercially Reasonable Efforts, such efforts and resources that are used by such Party’s Affiliates, agents, sublicensees and licensees, as relevant, shall also be attributed to such Party.

3

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.13 “Competitive Product” means [* * *].

1.14 “Control” or “Controlled” means possession of the right to grant to the other Party a license, sublicense or other right to use, of the scope provided for in this Agreement, to Intellectual Property Rights (including patent rights, Know-How, trade secrets), data and rights to access or cross-reference regulatory filings without violating the terms of any Applicable Laws, agreement or other arrangement with any Third Party existing at the time a Party or its Affiliate would be first required hereunder to grant the other Party such license, sublicense or other right.

1.15 “Cost” means all internal and external costs, expenses, cost of labor and materials associated with an activity.

1.16 “DMF” means a Drug Master File as filed with a Regulatory Authority containing CMC Data and other information relevant for seeking and maintaining regulatory approval for a pharmaceutical product.

1.17 “Development Data” means all Preclinical, Non-Clinical and Clinical Trial data, results and reports and CMC Data, including pharmacological, pharmacokinetic and toxicological data, related to the Product or generated in the development of the Product (including the Active Agent and/or excipients included therein). For clarity, “Development Data” shall include Data (as defined in the Feasibility Agreement).

1.18 “Dollars” means U.S. Dollars, the lawful currency of the United States.

1.19 “Dosage Form Development” means any pharmaceutical development activities for the Product undertaken in order to design or modify a pharmaceutical formulation or dosage form to meet the desired clinical or commercial product profile, including in vitro studies on solubility, stability, physical and chemical characteristics, denaturation, particle formation, particle aggregation and settling, crystallization, micronization, excipient/material selection, compounding, mixing, casting, converting, drying, and similar activities.

4

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.20 “DosePro®” means Zogenix’s proprietary needle-free, liquid jet drug delivery device.

1.21 “Durect Development Costs” means the Costs incurred by Durect in performing the Durect Development Responsibilities as calculated in accordance with Schedule 1.21.

1.22 “Durect Technology Patents” means those Patents in the Territory Controlled by Durect or any of its Affiliates at any time during the Term which relate in whole or in part to Durect Technology to the extent relevant to the manufacture, use or sale of Product in the Field and in the Territory, including as attached hereto as Schedule 1.22, as such list shall be updated from time to time by Durect.

1.23 “Durect Technology” means: (i) any and all Know-How Controlled by Durect or any of its Affiliates at any time during the Term which relates in whole or in part to polymeric and/or non-polymeric carrier materials and systems (including the SABER™ Formulation Platform and the [* * *]) for imparting controlled release or other performance-enhancing qualities to products, including any combination or use of such materials or systems with the Active Agent; and (ii) Durect Project Technology, in each case, to the extent relevant to the manufacture, use or sale of Product in the Field and in the Territory, including in each case, any and all Intellectual Property Rights therein and thereto.

1.24 “EMEA” means the European Medicines Agency, and where and if applicable, the European Commission, the Council of the European Union and the Committee for Medicinal Product for Human Use or any successors thereto.

1.25 “EU” means the European Union, including each of the member states, as modified from time to time.

1.26 “FDA” means the Food and Drug Administration of the United States Department of Health and Human Services or any successor agency thereof performing similar functions.

1.27 “FDC Act” means the United States Federal Food, Drug, and Cosmetic Act and any successor acts thereto, as amended from time to time.

5

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.28 “Field” means the treatment of schizophrenia, bipolar disorder or other psychiatric related disorders in humans.

1.29 “First Commercial Sale” means: (i) with respect to a Jurisdiction, the first sale for use, consumption or resale of the Product by Zogenix or an Affiliate or Sublicensee thereof to a Third Party in a bona fide arms’-length transaction in such Jurisdiction and (ii) with respect to the Territory, the First Commercial Sale in any Jurisdiction. A sale to an Affiliate shall not constitute a First Commercial Sale unless the Affiliate is the end-user of the Product.

1.30 “GAAP” means generally accepted accounting principles in the United States, consistently applied by the Party at issue.

1.31 “Governmental Entity” means any regional, central, federal, state, provincial or local court, commission or governmental, regulatory or administrative body, board, bureau, agency, instrumentality, authority or tribunal or any subdivision thereof.

1.32 “ICH Guidelines” means the then-current guidelines applicable to pharmaceutical products adopted by the International Conference on Harmonization.

1.33 “IND” means an investigational new drug application (together with all subsequent submissions, supplements and amendments thereto, and any materials, documents or information referred to or relied upon thereby) filed with a Regulatory Authority in conformance with applicable laws and regulations, and the equivalent thereof (or other right to commence Clinical Trials), as applicable, in Jurisdictions outside the United States.

1.34 “Intellectual Property Rights” means Patents, copyrights, trade secrets, database rights, proprietary know-how and similar rights of any type (excluding trademarks) under the laws of any Governmental Entity, including all applications, registrations, extensions and renewals relating to any of the foregoing.

1.35 “Jurisdiction” means a country within the Territory.

1.36 “Know-How” means all technical information and other technical subject matter, proprietary methods, ideas, concepts, formulations, discoveries, inventions, devices, technology, trade secrets, compositions, designs, formulae, know-how, show-how, specifications, drawings, techniques, results, processes, methods, procedures and/or designs, whether or not patentable.

6

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.37 “Knowledge” means [* * *].

1.38 “Major Market Jurisdiction” means each of [* * *].

1.39 “Marketing Exclusivity Right” means a marketing or data exclusivity right conferred as a result of (a) designation as a drug for rare diseases or conditions under Sections 525 et seq. of the FDC Act, (b) an exclusive right to sell under an NDA pursuant to Section 505(j)(5)(F)(ii), (iii) and (iv) or 505(c)(3)(E)(ii), (iii) and (iv) of the FDC Act or any relevant subsequent legislation, rules or regulations, (c) the exclusive right granted by the FDA upon completion of pediatric studies requested by the FDA under Section 505A(a) of the FDC Act, (d) Article 10 of EU Directive 2001/83/EC and/or Article 3(3) of EU Regulation 726/2004/EC or (e) EU Regulations 141/2000/EC and/or 847/2000/E, as applicable, or any equivalent or similar rights in the Territory or Jurisdiction, successor legislations of any of the foregoing or subsequent legislation that has the effect of extending marketing or data exclusivity right to a pharmaceutical product.

1.40 “NDA” means a “New Drug Application,” or other application for Regulatory Approval to market a product in the U.S. submitted to the FDA as amended or supplemented from time to time.

1.41 “Non-Clinical,” when used with respect to studies or data, means safety, toxicology and other studies undertaken in non-human animals in support of Clinical Trials or otherwise in support of Regulatory Approval, or data generated therefrom.

1.42 “Net Sales” means, with respect to an applicable period, the gross amount invoiced by Zogenix, and/or its Affiliates and Sublicensees for sale or other commercial disposition of the Product (in final, finished presentation for use by an end-user) to an unrelated Third Party in an arms’-length transaction, minus the following allowances and other deductions which are actually incurred, allowed, accrued or specifically allocated in their normal and customary amounts: (i) credits, price adjustments or allowances for damaged products, returns or rejections of the Product; (ii) trade, cash and quantity discounts, allowances and credits (including co-pay reduction programs); (iii) chargeback payments, fees and rebates granted to group purchasing organizations, managed health care organizations, wholesalers, pharmacy benefit management (PBM) or other similar organizations or to federal, state/provincial, local and other governments, including their agencies, or to trade customers; (iv) any invoiced freight, postage, shipping, insurance and other transportation charges; and (v) sales, value-added, and excise taxes, tariffs and duties, and other taxes directly related to the sale (but not including taxes assessed against the income derived from such sale).

7

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

For clarity, Net Sales shall be determined in accordance with GAAP and a sale or transfer by Zogenix to its Affiliates and/or Sublicensees for resale by such Affiliate and/or Sublicensee shall not be considered a sale for the purpose of this provision but the resale by such Affiliate and/or Sublicensee to a Third Party shall be a sale for such purposes. Transfer for Preclinical trials and Clinical Trials, testing or market research or promotional purposes shall not be a sale for the purpose of calculating Net Sales.

1.43 “Party” means Durect or Zogenix, as the case may be, and, when used in the plural, shall mean Durect and Zogenix.

1.44 “Patent” and “Patents” mean issued patents and patent applications, including any and all provisionals, continuations, divisionals, continuation-in-part applications, foreign counterparts, substitutions, reissues, renewals, re-examinations, supplementary protection certificates, patent term extensions, adjustments or restoration rights, registrations, confirmations, successor protective rights or subsequently issued protective rights of similar nature of any of the above.

1.45 “Person” means an individual or a corporation, partnership, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

1.46 “Phase II Clinical Trial” means a Clinical Trial which meets the definition of a Phase 2 trial as set forth in 21 C.F.R. 312.21(b), as amended from time to time, or, if conducted for the purpose of seeking Regulatory Approval in a Jurisdiction other than the U.S., a Clinical Trial that meets the definition of a Phase 2 trial in the corresponding regulation in such Jurisdiction.

8

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.47 “Phase III Clinical Trial” means a Clinical Trial which meets the definition of a Phase 3 trial as set forth in 21 C.F.R. 312.21(c), as amended from time to time, or, if conducted for the purpose of seeking Regulatory Approval in a Jurisdiction other than the U.S., a Clinical Trial that meets the definition of a Phase 3 trial in the corresponding regulation in such Jurisdiction.

1.48 “Preclinical,” when used with respect to studies or data, means preliminary pharmacological studies of a Product or the Durect Technology undertaken in non-human animals, but not necessarily for purposes of submission in support of Regulatory Approval, or data generated therefrom.

1.49 “Pricing” or “Pricing Approval” means any approval or authorization of a Governmental Entity, establishing a pricing scheme for Product in a Jurisdiction.

1.50 “Product” means a formulation (whether or not in combination with DosePro®) containing the Active Agent as the sole active pharmaceutical ingredient for administration by injection using the Durect Technology or Joint Technology or for which the formulation or method of making or using the same is claimed in the Durect Technology Patents or Joint Patent Rights. Product(s) shall include the formulation(s) under development pursuant to the Feasibility Agreement and any improvements, reformulations and line extensions thereof including pursuant to the Development Program (hereinafter “Line Extension(s)”), in each case consisting of a formulation (whether or not in combination with DosePro®) containing the Active Agent as the sole active pharmaceutical ingredient for administration by injection using the Durect Technology or Joint Technology or for which the formulation or method of making or using the same is claimed in the Durect Technology Patents or Joint Patent Rights.

1.51 “Product Specific Patent Rights” means those Durect Technology Patents or one or more claims therein in the Territory Controlled by Durect or any of its Affiliates at any time during the Term which relate exclusively to the Product. For avoidance of doubt, Product Specific Patent Rights shall not include the SABER™ Formulation Platform or the [* * *].

9

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.52 “Project Technology” means any and all Know-How (a) conceived, developed and/or reduced to practice by either Party, an Affiliate of either Party, Sublicensees or any Third Party acting on the behalf of either Party such as a subcontractor or an agent thereof, and (b) arising under or in connection with the activities contemplated under this Agreement or by using any of the other Party’s Confidential Information. Project Technology shall not include Development Data.

1.53 “Regulatory Approval” means, with respect to one or more Jurisdictions, final approval of the Regulatory Approval Application (including, with respect to any Jurisdiction(s) other than the U.S., any Pricing Approvals and/or Reimbursement Approvals that are commercially necessary prior to commercial sale of the Product in such Jurisdiction(s)) for such Product filed in such Jurisdiction(s), including an approved NDA in the U.S. or equivalent local final approvals in Jurisdictions.

1.54 “Regulatory Approval Application” means a new drug application, health registration, marketing authorization application, common technical document, regulatory submission, notice of compliance or equivalent application (excluding local and general business licenses and permits) required to be approved before commercial sale or use of the Product as a pharmaceutical or medicinal product in a Jurisdiction (including, with respect to any Jurisdiction other than the U.S., any Pricing Approvals and/or Reimbursement Approvals that are commercially necessary prior to commercial sale of such Product in such Jurisdiction), together with all subsequent submissions, supplements and amendments thereto, including an NDA in the U.S. or local approvals in the Jurisdictions as applicable.

1.55 “Regulatory Authority” means the FDA, the EMEA and any health regulatory authorities in the Territory or Jurisdiction that hold responsibility for the regulation of and/or the Reimbursement of medicinal products intended for human use.

1.56 “Regulatory Documentation” means all submissions to Regulatory Authorities and other Governmental Entities, including for Clinical Trials, Non-Clinical Trials, Preclinical Trials, tests, and biostudies, relating to the Product, including all INDs, Regulatory Approval Applications and Regulatory Approvals, as well as all correspondence with Governmental Entities (registration and licenses, Pricing and Reimbursement correspondence, regulatory drug lists, advertising and promotion documents), adverse event files, complaint files, manufacturing records and inspection reports.

10

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

1.57 “Reimbursement” or “Reimbursement Approval” means the official decision by the relevant Governmental Entity in any Jurisdiction responsible for establishing a reimbursement scheme to cover the Costs related to the treatment of patients with the Product.

1.58 “SABER™ Formulation Platform” means Durect’s proprietary injectable non-polymeric, high viscosity liquid carrier system for imparting controlled release to active ingredients, including any and all Intellectual Property Rights therein and thereto.

1.59 “Sublicense” means the sublicense by Zogenix of any of its rights to the Product in the Field to any Third Party in the Territory such that the Third Party has the right to record sales for its own account in lieu of Zogenix (such Third Party grantee shall be deemed a “Sublicensee”).

1.60 “Sublicense Fees” means any upfront payments, milestone payments and other license payments (including the fair market value of debt or equity securities or other consideration) received by Zogenix or any Affiliate thereof as consideration for a Sublicense. Notwithstanding the foregoing, Sublicense Fees shall not include any payments that constitute: [* * *].

1.61 “Territory” means all countries of the world, excluding Terminated Countries.

1.62 “Third Party” means any Person who or which is neither a Party nor an Affiliate of a Party.

1.63 “U.S.” means the United States of America including all territories and protectorates thereof.

1.64 “Valid Claim” means, with respect to Product in a particular Jurisdiction, any claim of a Patent that either:

(a) with respect to a granted and unexpired Patent in such Jurisdiction, that (i) has not been held permanently revoked, unenforceable or invalid by a decision of a court or other Governmental Entity of competent jurisdiction, which decision is unappealable or unappealed within the time allowed for appeal, and (ii) has not been abandoned, disclaimed, denied or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise; or

11

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(b) with respect to a pending Patent application, that was filed and is being prosecuted in good faith and has not been abandoned or finally disallowed without the possibility of appeal or re-filing of the application and has not been on file with an applicable patent office for more than [* * *].

1.65 “Zogenix Technology” means: (i) any and all Know-How Controlled by Zogenix relating in whole or in part to needle-free auto injectors (including DosePro®); and (ii) Zogenix Project Technology, in each case, to the extent relevant to the manufacture, use or sale of Product in the Field and in the Territory, including in each case, any and all Intellectual Property Rights therein and thereto.

1.66 “Zogenix Technology Patents” means those Patents in the Territory Controlled by Zogenix or any of its Affiliates during the Term which relate to Zogenix Technology, including as attached hereto as Schedule 1.66 , as such list shall be updated from time to time by Zogenix.

1.67 Other Definitions.

Each of the following terms is defined in the Section set forth opposite such term below:

“AAA” — Section 14.11(b)

“Accelerated Arbitration Provisions” — Section 14.11(b)

“Adverse Event” — Section 4.5

“Agreement” — Preamble

“[* * *]” — Section 1.3

“[* * *]” — Section 6.3

“Annual Net Sales Period” — Section 6.2(a)

“Audited Party” — Section 7.5

“Auditing Party” — Section 7.5

“Confidential Information” — Section 10.3

“CRO” — Section 13.6(b)(iii)

12

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

“Damages” — Section 12.1

“Designated Executives” — Section 2.1(d)

“Development Plan” — Section 4.1

“Development Program” — Section 4.1

“Dispute” — Section 14.11(b)

“Durect” — Preamble

“Durect Development Responsibilities” — Section 4.4(a)

“Durect Project Technology” — Section 9.1(b)

“Durect Related Party” — Section 12.2

“Durect Work Plan”—Section 4.4(a)

“Durect Work Plan Budget” — Section 4.4(a)

“Effective Date” — Preamble

“Expedited Rules” — Section 14.11(b)

“Feasibility Agreement” — Preliminary Statements

“Force Majeure” — Section 14.13

“Indemnified Party” — Section 12.4

“Indemnifying Party” — Section 12.4

“Joint Development Committee” or “JDC” — Section 2.1(a)

“Joint Technology” — Section 9.1(c)

“Joint Patent Rights” — Section 9.2(b)

“Know-How Royalties” — Section 6.2

“Know-How Royalty Term” — Section 6.2(b)

“Line Extensions” — Section 1.50

“One-Time Payment” — Section 6.1

“Orange Book” — Section 9.2(d)

“Other Project Technology” — Section 9.1(d)

“Patent Litigation Losses” — Section 9.6(c)

“Patent Royalties” — Section 6.2

“Patent Royalty Term” — Section 6.2(a)

“Product Formulation” — Section 8.1

“Product Material” — Section 13.6(b)(ii)

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

“Product Trademarks” — Section 3.5(a)

“Resolution Period” — Section 2.1(d)

“Royalties” — Section 6.2

“Serious Adverse Drug Experience” — Section 4.5

“Sublicensee” — Section 1.59

“Supply Agreement” — Section 8.2

“Technical Agreement” — Section 8.2

“Term” — Section 13.1

“Terminated Country” — Section 5.2

“Third Party License Fees” — Section 9.6(e)

“Zogenix” — Preamble

“Zogenix Project Technology” — Section 9.1(a)

“Zogenix Related Party” — Section 12.1

1.68 Interpretation

(a) Whenever any provision of this Agreement uses the term “including” (or “includes”), such term shall be deemed to mean “including without limitation” and “including but not limited to” (or “includes without limitation” and “includes but is not limited to”) regardless of whether the words “without limitation” or “but not limited to” actually follow the term “including” (or “includes”);

(b) “Herein”, “hereby”, “hereunder”, “hereof” and other equivalent words shall refer to this Agreement in its entirety and not solely to the particular portion of this Agreement in which any such word is used;

(c) All definitions set forth herein shall be deemed applicable whether the words defined are used herein in the singular or the plural;

(d) Wherever used herein, any pronoun or pronouns shall be deemed to include both the singular and plural and to cover all genders;

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(e) The recitals set forth at the start of this Agreement, along with the Exhibits and Schedules to this Agreement, and the terms and conditions incorporated in such recital, Exhibits and Schedules shall be deemed integral parts of this Agreement and all references in this Agreement to this Agreement shall encompass such recitals, Exhibits and Schedules and the terms and conditions incorporated in such recitals, Exhibits and Schedules, provided, that in the event of any conflict between the terms and conditions of this Agreement and any terms and conditions set forth in the Exhibits and Schedules, the terms of this Agreement shall control;

(f) In the event of any conflict between the terms and conditions of this Agreement and any terms and conditions that may be set forth on any order, invoice, verbal agreement or otherwise, the terms and conditions of this Agreement shall govern;

(g) The Agreement shall be construed as if both Parties drafted it jointly, and shall not be construed against either Party as principal drafter;

(h) Unless otherwise provided, all references to Sections, Schedules and Exhibits in this Agreement are to Sections, Schedules and Exhibits of and to this Agreement;

(i) All references to days, months, quarters or years are references to calendar days, calendar months, calendar quarters or calendar years unless otherwise expressly provided; references to a “business day” herein shall mean a day when both Zogenix and Durect corporate headquarters are open during regular business hours for the conduct of normal business operations;

(j) Any reference to any federal, national, state, local or foreign statute or law shall be deemed to also refer to all rules and regulations promulgated thereunder, unless the context requires otherwise;

(k) Any requirements of notice or notification by one Party to another shall be construed to mean written notice in accordance with Section 14.4; and

(l) Wherever used, the word “shall” and the word “will” are each understood to be imperative or mandatory in nature and are interchangeable with one another.

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

2.	GOVERNANCE.

2.1 Joint Development Committee

(a) Members; Officers. The Parties hereby establish a joint development committee (the “Joint Development Committee” or “JDC”), which shall consist of up to eight (8) members with an equal number of members nominated by each of Durect and Zogenix. The initial members of the JDC are set forth on Schedule 2.1, as may be amended by the designating Party from time to time. Such representatives shall be employees or consultants (so long as they are under confidentiality obligations as stringent as those contained in this Agreement) of each such Party or its Affiliates, and those representatives of each such Party shall, individually or collectively, have expertise in pharmaceutical drug development, regulatory matters, manufacturing, Clinical Trials, Non-Clinical studies and/or other expertise to the extent relevant. Durect and Zogenix may each replace any or all of its representatives on the JDC at any time upon written notice to the other Party. Durect and Zogenix each may, in its discretion, invite non-member representatives that are employees of such Party (or such Party’s Affiliates) and consultants (who are under confidentiality obligations as stringent as those contained in this Agreement) to attend meetings of the JDC. [* * *]. The chairperson shall appoint a secretary of the JDC, and such secretary shall serve for such term as designated by the chairperson.

(b) Responsibilities. The JDC shall perform the following functions:

(i) oversee the interactions of the Parties pursuant to the terms of the Agreement;

(ii) review the progress of the Development Program [* * *];

(iii) review any material deviations in the conduct of the Development Program from the Development Plan;

(iv) review further development activities after Regulatory Approval of the Product [* * *], including Phase IV Clinical Trials;

(v) review the development of any Line Extensions [* * *];

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(vi) [* * *];

(vii) facilitate the exchange of information and coordinate between the Parties as necessary or useful for the Development [* * *]; and

(viii) have such other responsibilities as may be mutually agreed upon by the Parties from time to time.

For clarity, any exchange of information at JDC meetings shall be subject to any confidentiality obligations imposed by Third Party agreements.

(c) Meetings. The JDC shall meet in person, by video teleconference or by telephone at least once every six (6) months and more frequently as Durect and Zogenix deem appropriate or on such dates, and at such places and times, as the Parties shall agree. From time to time, each Party may request a JDC meeting upon notice to the other Party specifying the subject matters to be discussed, and the Parties shall convene such JDC meeting within twenty (20) business days of the date of the notice. Meetings of the JDC that are held in person shall alternate between the offices of Durect and Zogenix (or the offices of their Affiliates designated by such Parties), or such other place as the Parties may agree. The members of the JDC also may convene or be polled or consulted from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate.

(d) Decision-making. The JDC may make decisions with respect to any subject matter that is subject to the JDC’s decision-making authority as set forth in Section 2.1(b); [* * *]. All decisions of the JDC shall be made by unanimous vote or written consent, with Durect and Zogenix each having, collectively, one vote in all decisions. The JDC shall use good faith and reasonable efforts to resolve the matters within its roles and functions or otherwise referred to it. With respect to all matters that are subject to the JDC’s decision-making authority, if the JDC cannot reach consensus within [* * *] after it has met and attempted to reach such consensus, the matter shall be referred on the [* * *] to the designated executive officers (“Designated Executives”) of Zogenix and Durect who shall meet as soon as practicable, but no later than [* * *] after such referral, to attempt in good faith to resolve the dispute. If the dispute related to the matter is not resolved by the Designated Executives by mutual agreement within [* * *] after a meeting to discuss the dispute (such [* * *] period after the meeting of the Designated Executives shall be referred to as the “Resolution Period”), then the chairperson [* * *] may make the final decision relating to the matter after good faith due consideration to [* * *]; [* * *]. For clarity, the JDC shall not have the authority to amend or waive any provision of this Agreement or to make any determination that any Party is in breach of this Agreement.

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

2.2 Minutes of JDC Meetings

(a) Definitive minutes of all JDC meetings shall be finalized no later than fifteen (15) business days after the meeting to which the minutes pertain, as follows:

(i) Within five (5) business days after a JDC meeting, the secretary of the JDC shall prepare and distribute to all members of the JDC draft minutes of the meeting. Such minutes shall provide a list of any actions, decisions or determinations by the JDC and a list of any issues yet to be resolved (listing responsible persons and target completion dates), either within the JDC, or through the relevant escalation process.

(ii) The secretary of the JDC shall have ten (10) business days after distribution of the draft minutes to discuss the JDC members’ comments and finalize the minutes. The secretary and chairperson(s) of the JDC shall each sign and date the final minutes.

(b) If at any time during the preparation and finalization of the JDC meeting minutes, the JDC members do not agree on any issue with respect to the minutes, such issue shall be resolved as provided in Section 2.1(d). The decision resulting from the foregoing process shall be recorded by the secretary in amended finalized minutes for said meeting. All other issues in the minutes that are not subject to the foregoing process shall be finalized within the fifteen (15)-business day period as provided in Section 2.2(a).

2.3 Duration of JDC. The JDC’s existence shall terminate upon and coincident with the earlier of: (a) the completion of the Development Program, (b) [* * *], [* * *], in each case in the Territory, or (c) thirty (30) days following Zogenix’s receipt of written notice from Durect of its desire to terminate the JDC’s existence.

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

2.4 Expenses. Each Party shall be responsible for all travel and related Costs for its members and other representatives to attend meetings of, and otherwise participate on, the JDC.

2.5 Scope of JDC. Zogenix and Durect have chartered the JDC with a belief that vigorous interaction and cooperation between the Parties are essential for the successful development of the Product. Nothing in this Section 2 shall be deemed to modify or supersede any term or condition set forth in this Agreement, nor any decision or decision-making authority expressly provided to a Party in this Agreement.

3.	GRANT OF RIGHTS; EXCLUSIVITY.

3.1 Rights Granted to Zogenix On the terms and subject to the conditions of this Agreement, Durect hereby grants to Zogenix:

(a) the exclusive right and license to make and have made (subject to Section 8), use, offer for sale, sell and import the Product in the Field and in the Territory, including the right to record sales for its own account;

(b) in each case, solely for use in the Field and Territory and to develop and Commercialize the Product and to otherwise exercise Zogenix’s rights and perform its obligations under this Agreement, an exclusive license under the Durect Technology, the Durect Technology Patents (including Product Specific Patent Rights) and Durect’s rights in the Joint Technology, Joint Patent Rights, Other Project Technology and Patents thereto; provided, however, the license granted to Zogenix in this Section 3.1 with respect to the [* * *] shall be subject to the terms and conditions of the [* * *]; and

(c) an exclusive license and the right of use and cross-reference to all Development Data Controlled by Durect solely to exercise Zogenix’s rights under Section 3.1(a) and (b) above.

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

3.2 Sublicense Rights. Zogenix shall have the right, [* * *], to delegate rights and obligations hereunder to an Affiliate and to appoint Affiliates to develop, manufacture or Commercialize the Product in the Territory. Furthermore, Zogenix shall have the right to appoint any Third Party sublicensee(s) or designee(s) to develop, manufacture or Commercialize the Product in the Territory alone or in combination with Zogenix or its Affiliates and/or to sublicense the rights granted to it under Section 3.1; provided that in the event of any sublicense or delegation of rights by Zogenix hereunder, such sublicense or delegation shall be subject to the terms and conditions of this Agreement that, by their terms, are applicable to the Product and to such sublicense or delegation, such Third Party sublicensee(s) or designee(s) shall be subject to the same obligations as applicable to Zogenix with respect to the activities sublicensed or delegated as to such sublicensee’s territory and field, and Zogenix shall ensure that each sublicense agreement contains terms to implement such obligations. Notwithstanding the foregoing, the sublicense or delegation by Zogenix hereunder shall not relieve Zogenix of its obligations under the Agreement.

3.3 Section 365(n) of the Bankruptcy Code. All rights and licenses granted under or pursuant to this Agreement, including amendments hereto, by each Party to the other Party are, for all purposes of 11 U.S.C. Section 365(n), licenses of rights to intellectual property as defined in Title 11. Each Party may elect to retain and may fully exercise all of its rights and elections under 11 U.S.C. Section 365(n).

3.4 Exclusivity . Subject to the terms and conditions of this Agreement (including the exclusive license grant to Zogenix):

(a) [* * *].

(b) On a Jurisdiction-by-Jurisdiction basis, neither Party nor its Affiliates (nor any Third Party recipient of a Sublicense from Zogenix in the territory subject to the Sublicense) shall [* * *]. Notwithstanding the foregoing, however, in the event of [* * *] [* * *].

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

3.5 Trademarks; Logos.

(a) Product Trademarks. Zogenix shall have the right to select the Product names and all trademarks used in connection with the marketing, promotion and Commercialization of the Product including special promotional or advertising taglines, in each case in the Territory (all such trademarks specific to the Product and including all goodwill associated therewith, and all applications, registrations, extensions and renewals relating thereto, shall be referred to as “Product Trademarks”). For clarity, Product Trademarks shall not include Zogenix® or DosePro®. During the Term, Zogenix shall be the exclusive owner of the Product Trademarks and all goodwill associated therewith, and shall use Commercially Reasonable Efforts to register and maintain, at its Cost, such Product Trademarks as shall be used for Commercialization of the Product in the Territory.

(b) Reference to Durect as Licensor. To the extent permitted by Applicable Laws, at Durect’s election, the labels and packaging of all Product to be marketed, distributed or sold in any Jurisdiction shall include text identifying Durect as the licensor of the Product and a Durect trademark selected by Durect to be placed in a size and location reasonably agreed to by the Parties, provided that such mark: (i) is used in a consistent and noticeable manner sufficient to constitute trademark usage under Applicable Law, (ii) is clearly identified as a trademark (i.e., through the use of a “®”, “™” or other appropriate identifier), and (iii) is not used as combination marks with other marks or trademarks. Furthermore, Product labels and packaging shall bear appropriate patent markings and notices as may be applicable, and are acceptable to all applicable Regulatory Authorities.

3.6 License to Zogenix Technology. Subject to the terms and conditions of this Agreement, Zogenix hereby grants to Durect a non-exclusive, royalty-free license, without the right to sublicense, under the Zogenix Technology and Zogenix Technology Patents and Zogenix’s rights in the Joint Technology, Joint Patent Rights, Other Project Technology and Patents thereto solely to perform Durect’s obligations under the Development Program.

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

4.	DEVELOPMENT AND REGULATORY

4.1 Development Program; Development Plan. Zogenix will prepare a written plan (the “Development Plan”) covering the program for developing the Product [* * *] (the “Development Program”). The Development Plan will reflect Zogenix’s reasonable estimate of the steps necessary to [* * *]. The Development Plan will include, among other things, activities related to CMC development, Clinical and Non-Clinical development, [* * *], validation activities associated with manufacturing of Product for use in Clinical Trials, process development, scale-up for providing clinical supplies, and technology transfer as needed to establish commercial scale manufacturing of the Product in the Territory to meet commercial requirements as reasonably forecasted by Zogenix. The Development Plan shall also contain any other key elements reasonably necessary for the Parties to fulfill their responsibilities to each other under the terms of the Agreement. The initial Development Plan was agreed between the Parties prior to the Effective Date ([* * *]). Zogenix shall update and provide a copy of the Development Plan to Durect for review and comment in accordance with [* * *], beginning in [* * *]no less frequently than [* * *]. Zogenix shall consider in good faith all material comments provided by Durect in writing and in reasonable detail to Zogenix on the Development Plan; provided that Zogenix shall have the sole discretion and authority to make all decisions with respect to the Development Plan; [* * *].

4.2 Trials and Regulatory.

(a) Zogenix shall use Commercially Reasonable Efforts to conduct Preclinical and Non-Clinical trials, Clinical Trials and CMC and other relevant development activities, at its own Cost (either itself, through Durect, as set forth in Section 4.4 of this Agreement, or through Third Party contractors), as necessary to seek and maintain Regulatory Approval of at least one Product in the Territory. Zogenix shall also use Commercially Reasonable Efforts to obtain Regulatory Approvals for [* * *] in the Territory, including compiling, submitting and prosecuting all necessary data, documents and Regulatory Approval Applications (including labeling), in a format acceptable to the applicable Regulatory Authorities. If and when any such Regulatory Approval is secured anywhere in the Territory, Zogenix shall thereafter use Commercially Reasonable Efforts to maintain such Regulatory Approval and pay all user fees and other Costs required to maintain such Regulatory Approval.

(b) Zogenix will provide to Durect drafts of protocols for all Preclinical and Non-Clinical studies and Clinical Trials for the Product for Durect’s review and comment prior to finalization thereof. Zogenix shall consider in good faith all material comments provided by Durect in writing and in reasonable detail to Zogenix within the [* * *] following Durect’s receipt of such protocols; [* * *]; [* * *]. Zogenix shall promptly provide Durect with a copy of all final reports and final protocols from Preclinical and Non-Clinical trials and Clinical Trials for the Product in the Territory. [* * *].

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(c) Promptly following the Effective Date, to the extent not previously provided to Zogenix or otherwise in Zogenix’s possession, Durect shall provide to Zogenix copies of all Data (as defined in the Feasibility Agreement) and tangible copies of Durect Technology (which are the subject to the license granted to Zogenix in Section 3.1), in each case as in existence as of the Effective Date. Commencing from the Effective Date, Zogenix shall be responsible for all Product-related reporting and other obligations to any Regulatory Authorities. Throughout the Term, Durect shall provide to Zogenix copies of all Development Data and tangible copies of Durect Technology and Project Technology, in each case which come into existence during the Term.

(d) As between the Parties, Zogenix shall exclusively own all Regulatory Approvals in the Territory.

(i) Zogenix will provide to Durect drafts of regulatory filings and correspondence regarding major or material issues proposed to be made or sent with respect to the Product for Durect’s review [* * *].

(ii) Zogenix shall provide to Durect one paper copy or electronic file, such as a PDF, of all regulatory filings and correspondence regarding major or material issues from or to such Regulatory Authorities concerning the Product in the Territory within [* * *] following such submission to or receipt from the Regulatory Authority, or if not practicable, as promptly thereafter as practicable; [* * *].

(iii) Except as set forth in Section 4.2(d)(iv), [* * *].

(iv) With regard to the NDA, Durect shall, at Zogenix’s request and at Zogenix’s Cost, assist Zogenix in creating and finalizing portions of the NDA relating to work performed by Durect and Durect Technology. In addition, Durect shall, at Zogenix’s request and at Zogenix’s Cost, provide input for the creation and review of the Integrated Summary of Safety and the Integrated Summary of Efficacy.

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(v) At the request of Zogenix, Durect shall participate, at Zogenix’s Cost, in any major conference or meeting with Regulatory Authorities with respect to the Product in the Territory, and in any event, to the extent permitted by Applicable Law, Durect shall have the right to attend and observe at such conference or meeting at Durect’s Cost. Zogenix shall notify Durect in writing of its receipt of Regulatory Approval to market the Product in any Jurisdiction within [* * *] after receipt of any such approval.

(e) Durect shall have the right to maintain DMFs regarding the safety and manufacture of all excipients which are components of the Durect Technology, and Zogenix shall promptly provide to Durect any such information in its possession which is reasonably necessary for Durect’s inclusion in such DMFs. All information included within such DMFs, including Development Data, shall also be available for reference by Zogenix, its Affiliates or Sublicensees in all Regulatory Documentation. [* * *].

4.3 Zogenix Additional Development Diligence. Without limiting the obligations set forth in Section 4.2(a), Zogenix (either directly or through its Affiliates or Sublicensees) will: (i) fully fund the Development Plan and use its Commercially Reasonable Efforts to perform the Zogenix activities and to meet the associated timelines for such activities in the Development Plan and (ii) [* * *], provide that such failure is not due to [* * *]. For avoidance of doubt, failure of Zogenix to meet the obligations under Section 4.3(ii) shall be a material breach of the Agreement by Zogenix for which Durect shall have the right to terminate the Agreement in accordance with Section 13.3.

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

4.4 Durect Development Responsibilities.

(a) Notwithstanding anything herein to the contrary, the following activities with respect to Product development are to be performed by Durect (collectively “Durect Development Responsibilities”): (i) Dosage Form Development; (ii) Preclinical and Non-Clinical studies; (iii) manufacturing method development, analytical method development, validation, stability and other CMC-related activities; (iv) manufacture of Product or Product Formulation, as applicable, required for all Clinical Trials through the completion of all Phase II Clinical Trials; (v) if Durect does not supply Product or Product Formulation, as applicable, for Phase III Clinical Trials or Commercialization as set forth in Section 8, management of any and all technology transfer, scale-up to commercial batch size and validation activities that may be required to enable any Person chosen by Zogenix and reasonably approved by Durect to manufacture Phase III Clinical Trial and commercial supplies of the Product or Product Formulation (as applicable); (vi) generation of necessary documents related to the Durect Development Responsibilities in order for Zogenix to perform Clinical Trials, complete Regulatory Documentation and Regulatory Approval Applications, and file for Regulatory Approvals in the Territory; and (vii) any other development activity to be performed by Durect, as mutually agreed by Zogenix and Durect. The Durect Development Responsibilities shall be detailed in a work plan (“Durect Work Plan”) agreed to in writing by the Parties which shall include the activities, timeline and detailed budget (“Durect Work Plan Budget”) associated with the Durect Development Responsibilities. Any amendments to the Durect Work Plan shall be agreed to in writing by the Parties. Durect shall use Commercially Reasonable Efforts to perform the Durect Development Responsibilities in accordance with the Durect Work Plan (including Durect Work Plan Budget and timeline set forth therein) for such Durect Development Responsibilities.

(b) Durect shall invoice Zogenix for the Durect Development Costs incurred in the performance of the Durect Development Responsibilities [* * *]. Zogenix shall pay to Durect such Durect Development Costs within [* * *] from the receipt of an invoice from Durect with reasonable detail of the work performed. Notwithstanding the foregoing, Zogenix shall have no obligation to reimburse Durect’s Development Costs in excess of the then-current Durect Work Plan Budget, and Durect shall have no obligation to perform activities which would result in Durect incurring Costs in excess of the then-current Durect Work Plan Budget, in each case, until the Parties have approved any increase in the amounts set forth in the Durect Work Plan Budget.

(c) Durect may, with the prior written consent of Zogenix (not to be unreasonably withheld, delayed or conditioned), retain Third Party contractors to perform some or all of the Durect Development Responsibilities so long as the Third Party is subject to the applicable terms of this Agreement, including confidentiality obligations to Durect that are no less stringent than the confidentiality obligations set forth in Section 10 and ownership of all work product and Intellectual Property Rights relating to the Product resulting from such work as set forth in this Agreement (including the assignment of ownership provisions set forth in Section 9.1). Durect will remain responsible to Zogenix for all Durect Development Responsibilities carried out by such Third Party contractors.

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(d) In the event that Durect fails to perform any material task included in the Durect Development Responsibilities, including with respect to a material delay in timelines, and provided that such failure is not the result of: (i) [* * *] or (ii) [* * *], then Zogenix shall have the right to perform such task included in the Durect Development Responsibilities itself or subcontract such tasks to a Third Party [* * *]to Durect, unless Durect shall have cured such default within [* * *]. In the event that Zogenix undertakes any task under this Section 4.4(d), upon Zogenix’s request, Durect shall, [* * *], promptly provide its full cooperation and assistance to transfer responsibility for, and information necessary to perform, such task to Zogenix or its designee.

4.5 Reporting Adverse Events. Zogenix shall be responsible for collection, investigation, reporting of information concerning adverse events with respect to the Product (as defined in the then current edition of ICH Guidelines and any other relevant regulations or regulatory guidelines) or any other safety problem of significance (each such adverse event or problem, an “Adverse Event”) to the appropriate Regulatory Authorities in the Territory in accordance with Applicable Laws. Each Party shall notify the other of all Adverse Events which qualify as a “serious adverse drug experience” as defined or contemplated by 21 C.F.R. 312.32 or 314.80, as may be amended from time to time, associated with use of the Product (“Serious Adverse Drug Experience”) within [* * *] of the time such Adverse Event becomes known to such Party (including its employees). In addition, the Parties shall enter into a supplemental safety agreement prior to First Commercial Sale setting forth additional reporting obligations with respect to the Product.

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

4.6 Permitted Development Personnel. Neither Party will engage, retain or employ any employees, subcontractors or consultants to perform any part of the Development Program that (A ) have been debarred or convicted of a crime for which an entity or person could be debarred under 21 U.S.C. Section 335a (or equivalent law in any applicable Jurisdiction), or (B) is under indictment for a crime for which a person or an entity could be debarred under 21 U.S.C. Section 335a (or equivalent law in any applicable Jurisdiction).

5.	DISTRIBUTION AND PROMOTION.

5.1 Generally. As between the Parties, Zogenix will be exclusively responsible for Commercializing the Product in the Territory and all Costs associated therewith.

5.2 Commercial Diligence. After obtaining Regulatory Approval in a Jurisdiction (and in any event within [* * *] after such approvals), Zogenix shall use Commercially Reasonable Efforts to Commercialize the Product in such Jurisdiction; provided, however, [* * *]. In connection with its responsibilities for Commercialization of the Product in the Territory, Zogenix shall, at its Cost, use Commercially Reasonable Efforts to provide sales force personnel (including sales administration and training), order entry, customer service, reimbursement management, medical affairs, medical information, marketing (including all advertising and promotional expenditures), warehousing, physical distribution, invoicing, credit and collections, forecasting and other related personnel, facilities and services necessary for such Commercialization. Without limiting the foregoing, at any time after [* * *] of the First Commercial Sale in the U.S., Durect may, upon [* * *] prior written notice to Zogenix, terminate the rights granted to Zogenix under Section 3.1 in either the [* * *] (such country(ies) in which rights have been terminated hereunder a “Terminated Country” or “Terminated Countries”) if, within [* * *]: (a) a [* * *], as the case may be; or (b[* * *], as the case may be. Product launch in any [* * *] [* * *] shall satisfy the obligation with respect to [* * *] set forth in subsection (a) of the immediately preceding sentence.

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

6.	PAYMENTS.

6.1 One-time Payments to Durect. Zogenix shall pay to Durect the following one-time, non-refundable and non-creditable payments (each a “One-Time Payment”) within [* * *] after the occurrence of the specific event set forth in the table below, provided, however, in the case of the One-Time Payment payable upon the occurrence of Milestone No. 1, such payment shall be made [* * *] following the Effective Date and in the case of each of the One-Time Payments payable upon the occurrence of Milestone Nos. 9-11 set forth in the table below, concurrently with the payment of Royalties based on the applicable quarterly report.

Milestone No.	Timing	One-Time Payments to Durect (U.S. Dollars)
1	The Effective Date of this Agreement	Two Million Two Hundred Fifty Thousand Dollars ($2,250,000)
2	[* * *]	[* * *]
3	[* * *]	[* * *]
4	[* * *]	[* * *]
5	[* * *]	[* * *]
6	[* * *]	[* * *]
7	[* * *]	[* * *]
8	[* * *]	[* * *]
9	[* * *]	[* * *]
10	[* * *]	[* * *]
11	[* * *]	[* * *]

Each Party shall promptly notify the other Party when any event triggering a One-Time Payment listed above has occurred.

6.2 Royalties. As long as Zogenix sells Product commercially under this Agreement, and subject to the other provisions of this Section 6, Zogenix shall pay Royalties to Durect in respect of the licenses granted to Zogenix by Durect hereunder. If the Patent Royalty Term is in effect in a Jurisdiction, Zogenix shall owe Durect “Patent Royalties” with respect to annual Net Sales in such Jurisdiction. If the Know-How Royalty Term is in effect in a Jurisdiction, Zogenix shall owe Durect “Know-How Royalties” with respect to annual Net Sales in that Jurisdiction. The aggregate of all Patent Royalties and Know-How Royalties that are due to Durect in any Annual Net Sales Period (as defined below) shall be referred to herein as “Royalties.”

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(a) Patent Royalties. Patent Royalties shall begin to accrue on Net Sales on a Jurisdiction-by-Jurisdiction basis on the date of the First Commercial Sale in such Jurisdiction and shall be payable until the later of: (i) the expiration of all Durect Technology Patents and/or Joint Patent Rights containing one or more Valid Claims that would be infringed by the manufacture, sale, offer for sale, use or importation of the Product in such Jurisdiction; (ii) Marketing Exclusivity Rights in such Jurisdiction; or (iii) fifteen (15) years from the First Commercial Sale of the Product in such Jurisdiction (such period the “Patent Royalty Term”). If the Patent Royalty Term is in effect, Zogenix shall pay Durect, subject to Section 6.3, Patent Royalties equal to the following percentages of the aggregate annual Net Sales in the applicable Jurisdiction in the Territory:

Annual Net Sales in the Territory ($Million Dollars)	Patent Royalty Rate
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]

The Royalty rates set forth above shall apply only to that portion of Net Sales within the applicable tier of Net Sales. For purposes of illustration, Patent Royalties owed on [* * *] in annual Net Sales would be calculated as the sum of [* * *]. The periods by which annual Net Sales are measured for purposes of this Section 6.2(a) shall be a calendar year (each, an “Annual Net Sales Period”) except that the first Annual Net Sales Period in a Jurisdiction shall begin on the first day of the calendar quarter preceding the First Launch and continue to the end of the calendar quarter ending on December 31st of that calendar year.

(b) Know-How Royalties. Know-How Royalties shall begin to accrue on Net Sales on a Jurisdiction-by-Jurisdiction basis immediately after the expiration of the Patent Royalty Term in such Jurisdiction and shall be payable [* * *] (such period the “Know-How Royalty Term”). If the Know-How Royalty Term is in effect, Zogenix shall pay Durect Know-How Royalties with respect to the aggregate annual Net Sales in the applicable Jurisdiction in the Territory at a rate of [* * *] of the rates set forth in the table in Section 6.2(a). The first Annual Net Sales Period in which Know-How Royalties are payable in a Jurisdiction shall begin on the first day of the Know-How Royalty Term and continue to the end of the calendar quarter ending on December 31st of that calendar year.

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

6.3 Third Party Royalties Owed by Durect. If (i) the Product is also a “Product” as defined under the [* * *], and (ii) Durect has provided written confirmation to Zogenix of the payments of any and all royalties required to be paid with respect to the [* * *] for Product sales for the applicable period (the “[* * *]”), the Patent Royalty rate payable by Zogenix to Durect for Net Sales up to $[* * *] ($[* * *]) for the calendar quarter for which such [* * *] has been paid shall be [* * *] [* * *] set forth in Section 6.2(a) (e.g., during the Patent Royalty Term, the rate for Net Sales up to $[* * *] would be [* * *]. Subject to the foregoing sentence, Royalties paid by Zogenix hereunder shall be inclusive of any royalties owed to a Third Party for Product sales which were incurred by Durect or its Affiliates prior to the Effective Date, including any royalties owed to [* * *] under the [* * *]. Durect shall be responsible for paying such [* * *] royalties to [* * *] as and when due in accordance with the [* * *].

6.4 Sublicense Income. In addition to the payments required to be made under Sections 6.1 and 6.2 above, if Zogenix grants a Sublicense under Section 3.2 with respect to a Jurisdiction, Zogenix shall thereafter pay Durect, within [* * *] after the receipt thereof by Zogenix, the applicable percentage set forth below of any Sublicense Fees received by Zogenix[* * *][* * *].

[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]
[* * *]	[* * *]

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

7.	PAYMENTS AND REPORTS.

7.1 Payments of Royalties

(a) Beginning [* * *] after the end of the calendar quarter in which the First Commercial Sale is made and for each calendar quarter thereafter (no later than [* * *] after the end of such calendar quarter), Zogenix shall submit a statement to Durect, which shall set forth the amount of Net Sales in the Territory by Jurisdiction, during such quarter, and the calculation of Royalties due on such Net Sales in each Jurisdiction and in the aggregate for the Territory for such quarter. Each such statement shall be accompanied by the payment of Royalties due to Durect.

(b) In addition to the reports provided by Zogenix pursuant to Section 7.1(a), Zogenix agrees to provide to Durect good faith non-binding estimates of Net Sales and other information reasonably necessary for Durect to estimate the Royalties in each calendar quarter provided that Durect shall request such estimates no more frequently [* * *] for each calendar quarter.

7.2 Mode of Payment for One-Time Payments and Royalties. Zogenix shall make all payments required under this Agreement by wire transfer to any account specified by Durect or as otherwise directed by Durect from time to time (but at least [* * *] prior to the date on which such payment is due) in Dollars.

7.3 Currency Conversion. Royalties with respect to any Net Sales in Jurisdictions where the Dollar is not used as currency shall be calculated by converting the amount of Net Sales into the corresponding amount in Dollars and applying the applicable Royalties percentage under Section 6 to such amount. The currency conversion shall be made using [* * *].

7.4 Records Retention. Each Party (and its respective Affiliates and Sublicensees) shall keep complete and accurate records pertaining to Zogenix’s development Costs, Durect Development Costs and the calculation of Net Sales in the Territory, as applicable, for a minimum period of [* * *] after the calendar year in which such Costs or sales occurred, maintained in accordance with GAAP and in sufficient detail to permit the Parties to confirm the accuracy of each of the foregoing.

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

7.5 Audit Request . During the Term of this Agreement and for a period of [* * *] thereafter, at the request and Cost of a Party (the “Auditing Party”), Durect and its Affiliates (in the case of a request by Zogenix) or Zogenix and its Affiliates (in the case of a request by Durect) (the “Audited Party”) shall permit an independent, certified public accountant appointed by the Auditing Party and reasonably acceptable to the Audited Party, at reasonable times and upon reasonable advance notice of not less than [* * *], but not more often than [* * *] in each calendar year, to examine such records related to the [* * *] prior to the notice as may be necessary to determine the correctness of any report or payment made under this Agreement or obtain information [* * *] Durect Development Costs, Net Sales and Royalties payable for any calendar quarter in such audited period. Results of any such examination shall be made available to all Parties except that said independent, certified public accountant shall verify to the Auditing Party such amounts and shall disclose no other information revealed in such audit. The examination shall also include disclosure of the methodology and calculations used to determine the results. The said independent, certified public accountant shall execute a written confidentiality agreement with the Audited Party.

7.6 Cost of Audit. The Auditing Party shall [* * *]. If, as a result of any inspection of the books and records of the Audited Party, it is shown that payments made by one Party to the other under this Agreement were less than the amount which should have been paid (in the case of Royalties) or the amount of Costs charged by one Party to the other Party were more than the amount that should have been charged (in the case of Durect Development Costs), then the under-paying or over-charging Party, as applicable, shall make all payments required to be made to eliminate any discrepancy revealed by said inspection within [* * *], including in each case interest at the rate of [* * *] [* * *] (or the maximum interest allowable by Applicable Law, whichever is less) for the amount of the discrepancy. Furthermore, if the payments made or [* * *] were less than [* * *] of the amount that should have been paid or spent during any calendar year, or if there was an overcharge of more than [* * *] of the amount of that was owed, in either case due to the error of the Audited Party, [* * *].

7.7 No Non-Monetary Consideration for Sale. Zogenix and its Sublicensees and Affiliates shall not accept or solicit any non-monetary consideration for the sale of Product without the prior written consent of Durect; provided, however, the use by Zogenix and its Sublicensees and its Affiliates of a customary and reasonable amount of Product for promotional sampling, compassionate use or donations shall not violate this Section 7.7.

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

8.	SUPPLY OF PRODUCT FORMULATION

8.1 Phase III Clinical Trial and Commercial Supply of Product Formulation. Subject to the terms of this Section 8, Durect shall have the right but not the obligation to supply Zogenix’s and its Affiliates’ and Sublicensees’ Phase III Clinical Trial and commercial requirements (including Phase IV Clinical Trials) in the Territory of: (i) Product in the event that the Product does not include DosePro® or (ii) if the Product includes DosePro®, the formulation to be filled into DosePro® (“Product Formulation”). At least [* * *] prior to the initiation of the first [* * *] in the Territory, Zogenix shall provide to Durect a preliminary forecast of anticipated supply requirements (including specifications, quality and quantity requirements and other customary requirements) for Product or Product Formulation, as applicable, with respect to all Phase III Clinical Trials in the Territory and commercial sales. Durect shall have [* * *] following receipt of such forecast to notify Zogenix, in writing, of its interest to supply Zogenix’s Phase III Clinical Trial and commercial requirements for Product or Product Formulation, as applicable, in the Territory. Within [* * *] thereafter, Zogenix and Durect shall meet to discuss supply matters, including Zogenix’s anticipated requirements, Durect’s (including its CMOs’) capabilities, timing of supply and other logistics. Durect shall supply Zogenix with any documentation reasonably requested by Zogenix to provide [* * *].

8.2 Supply Agreement. Within [* * *] after the meeting referenced in Section 8.1, Durect shall notify Zogenix in writing if Durect elects to supply Zogenix’s Phase III Clinical Trial and commercial requirements for Product or Product Formulation, as applicable, in the Territory. If Durect so elects to supply, Durect and Zogenix shall each use Commercially Reasonable Efforts to enter into a supply agreement (the “Supply Agreement”) and associated technical agreement governing QA (“Technical Agreement”) providing for the supply by Durect (by itself or through a Third Party manufacturer reasonably acceptable to Zogenix) of all of Zogenix’s and its Affiliates’ and Sublicensees’ commercial requirements (including Phase IV Clinical Trials) of Product or Product Formulation, as applicable, in the Territory. Each Party shall use Commercially Reasonable Efforts to enter into the Supply Agreement no later than [* * *] prior to the initiation of the first Phase III Clinical Trial. Product or Product Formulation, as applicable, supplied shall meet the specifications provided for in the Supply Agreement and associated Technical Agreement to be executed by each of the Parties hereto. Under the Supply Agreement, Zogenix shall pay Durect a transfer price for the Product or Product Formulation, as applicable, equal to Durect’s fully burdened manufacturing Cost, such term to be defined in the Supply Agreement [* * *], to produce Product or Product Formulation, as applicable, plus [* * *]). The Supply Agreement shall also contain provisions for back-up sources of supply and other customary terms and conditions for such type of agreements.

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

8.3 Alternative Suppliers. [* * *]. In the event that Durect is not the supplier of Zogenix’s and its Affiliates’ and Sublicensees’ Phase III Clinical Trial and commercial requirements for Product or Product Formulation, as applicable, in the Territory in accordance with the terms of this Section 8, Durect shall (i) if requested by Zogenix, recommend a Third Party CMO for manufacturing Phase III Clinical Trial and commercial supplies of Product or Product Formulation, as applicable, and (ii) consistent with its obligation under Section 4.4(a)(v), manage the technology transfer, manufacturing process development, scale-up to commercial batch size and validation activities that may be required to enable Zogenix or a Third Party CMO chosen by Zogenix and reasonably approved by Durect to manufacture Phase III Clinical Trial and commercial supplies of Product or Product Formulation, as applicable.

9.	INTELLECTUAL PROPERTY.

9.1 Ownership of Project Technology and Development Data. Subject to the terms hereof, including the licenses and other rights granted hereunder, all Project Technology shall be owned as follows:

(a) Without regard to inventorship or authorship, Zogenix shall own exclusively [* * *].

(b) Without regard to inventorship or authorship, Durect shall own exclusively [* * *].

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(c) [* * *] shall be jointly owned by Zogenix and Durect, with each Party owning an equal, undivided interest therein (as defined below) and, subject to and consistent with the rights granted each Party under this Agreement and except as otherwise specifically provided under this Agreement (including as set forth in Section 3.4), each Party may make, use, sell, keep, license or assign its interest in Joint Technology and otherwise undertake all activities a sole owner might undertake with respect to such Joint Technology, without the consent of and without accounting to the other Party.

(d) All [* * *] shall be owned by the Party whose employees or subcontractors were the inventors of such Project Technology.

(e) Without regard to inventorship or authorship, Zogenix shall own exclusively [* * *].

(f)

(i) Without regard to inventorship or authorship, Durect shall own exclusively [* * *].

(ii) Without regard to inventorship or authorship, Zogenix and Durect shall jointly own [* * *].

(g) Inventorship under this Agreement shall be determined in accordance with United States patent laws (Title 35, United States Code). Each Party may use and practice its own Project Technology and Development Data in any manner not inconsistent with or in violation of the terms of this Agreement (including Sections 3.4 and 9.2(b)) without the consent of the other Party and without an obligation to notify the other Party of such intended use or to pay royalties or other compensation to the other by reason of such use. For the avoidance of doubt, neither Party is granted any license rights to any Intellectual Property Rights of the other Party which may be required for such Party to use Project Technology, unless otherwise expressly granted herein.

(h) Subject to appropriate confidentiality undertakings, each Party shall notify the other Party in writing of the creation of any Project Technology as soon as practicable, but in any event, prior to the filing of any patent application incorporating any such Project Technology or, to the extent arising under the Agreement or the Feasibility Agreement, any Development Data. Each Party shall, at the request of the other Party, execute all assignment documents necessary to perfect the ownership interests in Project Technology and Development Data as determined pursuant to this Section 9.1. Each Party will cooperate in good faith regarding the inclusion of Development Data owned by such Party in Patents covering Project Technology owned by the other Party.

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(i) Each Party has and will continue to have written contracts with all Third Parties (including employees and subcontractors) performing services on its behalf under this Agreement and, where such services may give rise to the creation of Development Data or inventions that may be Project Technology, such Party shall ensure that such contracts provide for the assignment to such Party all Development Data and Project Technology and rights therein.

9.2 Prosecution of Patents.

(a) Durect Controlled Patents.

(i) As between Durect and Zogenix, Durect shall prepare, prosecute and maintain all Durect Technology Patents in the Territory (including their issuance, reissuance, reexamination and the defense of any interference, revocation or opposition proceedings) [* * *]. Zogenix shall be entitled to timely notice and a right to comment on all Product-specific decisions related to the Durect Technology Patents. Zogenix shall offer its comments promptly and Durect shall consider in good faith such comments of Zogenix.

(ii) With respect to Product Specific Patent Rights, Durect shall furnish Zogenix with copies of drafts of such Product Specific Patent Rights and copies of all substantive prosecution correspondence to and from patent offices in the Territory sufficiently in advance of the due date for such correspondence and permit Zogenix to offer its comments thereon before Durect makes any such submission or response to a patent office. Durect will inform Zogenix of the additional countries in which it intends to file Product Specific Patent Rights. offer its comments thereon before Durect makes a submission to the relevant patent office, provided that [* * *]. Zogenix shall offer its comments promptly, and [* * *].

36

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(iii) If, subject to Zogenix’s foregoing consent right, Durect determines to abandon, or not to file, prosecute, defend or maintain, any Product Specific Patent Rights (including not to defend any interference, revocation or opposition proceedings) in any Jurisdiction, then Durect shall provide Zogenix with [* * *] prior written notice (or, if not possible, such shorter time period that would permit Zogenix a reasonable opportunity to respond without any loss of rights to such Product Specific Patent Rights under this Agreement) of such determination. Zogenix shall have the right and opportunity to file, prosecute, defend and/or maintain such Product Specific Patent Right in Durect’s name and [* * *]; provided, however, that the payment of such Costs therefor by Zogenix shall not affect Durect’s ownership in any such Patent.

(b) Joint Patents. With respect to the decision to initiate the drafting and filing of a new patent application claiming Joint Technology, the Parties shall first exchange sufficient information identifying such Joint Technology and discuss in good faith the relative merits of seeking patent rights thereto and, upon the prior mutual agreement of the Parties to proceed, not unreasonably withheld, Zogenix shall take such actions as are necessary or appropriate to procure, prosecute and maintain patents and/or patent applications to such Joint Technology (“Joint Patent Rights”) (including any issuance, reissuance or reexamination thereof and the defense of any interference, revocation or opposition proceedings related thereto) [* * *], [* * *] Zogenix shall furnish Durect with copies of drafts of such Joint Patent Rights and any substantive prosecution correspondence relating thereto to and from patent offices throughout the Territory and permit Durect to offer its comments thereon before Zogenix makes any submission or response to a patent office. Zogenix will inform Durect of the countries in which it intends to file Joint Patent Rights. Durect shall offer its comments promptly, including any request that the Joint Patent Rights be filed in additional countries; [* * *]. If Zogenix determines in its sole discretion not to file, prosecute, defend or maintain any Joint Patent Rights (including failing to defend any interference, revocation or opposition proceedings) in any country, then Zogenix shall provide Durect with [* * *]prior written notice (or, if not possible, such shorter time period that would permit Durect a reasonable opportunity to respond in a timely manner) of such determination, and Durect shall have the right and opportunity to file, prosecute, defend and/or maintain such Joint Patent Rights on behalf of the Parties at [* * *].

37

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(c) Solely Owned Inventions.

(i) As between Durect and Zogenix, Zogenix shall have the exclusive right to and may prepare, prosecute and maintain any or all Zogenix Technology Patents and Zogenix solely invented Other Project Technology (including their issuance, reissuance, reexamination and the defense of any interference, revocation or opposition proceedings) at [* * *].

(ii) As between Durect and Zogenix, Durect shall have the exclusive right to and may prepare, prosecute and maintain any or all Durect solely invented Other Project Technology (including their issuance, reissuance, reexamination and the defense of any interference, revocation or opposition proceedings) [* * *].

(d) Orange Book Listing. The Parties acknowledge that Zogenix, as the holder of the NDA, may refer to applicable Durect Technology Patents or Joint Patents (including the [* * *], the SABER® Formulation Platform and the Product Specific Patent Rights) in the listing for the Product in the FDA’s Approved Drug Product List with Therapeutic Equivalence Evaluations (which lists all products and the patents that cover the products, that have been approved by the FDA for safety and effectiveness, and explains the therapeutic equivalence code for multi-source products) (the “Orange Book”). Zogenix shall have the exclusive right to list Product Specific Patent Rights in the Orange Book with respect to the Product; in addition, Zogenix shall have the right to list other Durect Technology Patents in the Orange Book with respect to the Product. At Zogenix’s request, Durect shall support Zogenix in listing the applicable Durect Technology Patents in the Orange Book. In the event that Durect Technology Patents are listed in the Orange Book pursuant to this Section 9.2(d), Zogenix shall use Commercially Reasonable Efforts to ensure that Durect shall be listed as the assignee of the Durect Technology Patents and both Zogenix and Durect shall be identified as the point of contact for any Paragraph IV notifications.

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(e) Each Party shall, at its sole Cost and at the reasonable request of the other Party, execute all lawful papers, all divisional, continuing, reissue and foreign applications, make all rightful oaths and take such other actions as may be reasonably requested by the other Party in conjunction with submission, filing, prosecution, perfecting ownership and defense of Patents and to aid in obtaining the proper protection of inventions pursuant to this Section 9.2.

9.3 Paragraph IV Certifications. In the event either Party receives notice that a Third Party has filed a patent certification under the Hatch-Waxman Act or any successor statute (e.g., a Paragraph IV Certification under 21 C.F.R. §314.50(i) or 314.94(a)(12)) referencing a Patent licensed under Section 3.1, then such Party shall immediately notify the other Party in writing of such notice. The allocation of the right between the Parties to institute an action against a Third Party for infringement of Patents listed in the Orange Book covering the Product in response to such Third Party’s filing of a Paragraph IV certification referencing such Patent, and the rights and obligations applicable to any actions so brought shall be [* * *].

9.4 Enforcement of Patent Rights.

(a) In the event that either Zogenix or Durect becomes aware of any pharmaceutical product that is or is intended to be made, used, or sold in the Field and in the Territory by a Third Party that it believes to infringe any Durect Technology Patents, Joint Patent Rights or Zogenix Technology Patents, such Party will promptly notify the other Party of all the relevant facts and circumstances known by it in connection with the infringement to the extent consistent with applicable confidentiality obligations to which such Party is subject. To the extent such pharmaceutical product is a Product or a Competitive Product, Zogenix and Durect shall thereafter consult and cooperate fully to determine a course of action, including the commencement of legal action by either or both Parties consistent with this Section 9.4, to terminate any such infringement, and each Party may hire separate counsel. In connection with such cooperation, the Parties, as soon as reasonably practicable, shall enter into a mutually agreeable joint defense agreement.

39

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(b) As between Durect and Zogenix, Zogenix shall have the first right, but not the duty, upon written notice to Durect to initiate, prosecute and control the enforcement of any of the Product Specific Patent Rights against infringement by a Third Party in the Territory through the manufacture, use, marketing, sale, offer for sale or import of a Competitive Product. If Zogenix does not institute a proceeding against such Third Party alleging infringement of the Product Specific Patent Right within [* * *] of a Party’s first notice to the other Party of such Third Party infringement, then Durect shall have the right, but not the duty, to institute such an action against such Third Party for infringement of such Product Specific Patent Right. For clarity, if an action includes both Product Specific Patent Rights and other Durect Technology Patents, Section 9.4(c) shall govern. The Party pursuing the proceeding shall furnish the other Party with copies of substantive litigation documents sufficiently in advance of the due date for such document, permit the other Party to offer its comments thereon before such document is due or delivered to the opposing side and consider any such comments in good faith, incorporating such comments if reasonable.

(c) As between Durect and Zogenix, Durect shall have the first right, but not the duty, upon written notice to Zogenix, to initiate, prosecute and control the enforcement of any of the Durect Technology Patents other than Product Specific Patent Rights against infringement by a Third Party in the Territory through the manufacture, use, marketing, sale, offer for sale or import of a Competitive Product. If Durect does not institute a proceeding against such Third Party alleging infringement of such Durect Technology Patents within [* * *] of a Party’s first notice to the other Party of such Third Party infringement, then Zogenix shall have the right, but not the duty, to institute such an action against such Third Party for infringement of any of the Durect Technology Patents; provided, however, that Zogenix’s right to undertake any such action alleging infringement of such Durect Technology Patents shall be subject to the prior written consent of Durect, not to be unreasonably withheld or delayed. For clarity, if an action includes both Product Specific Patent Rights and other Durect Technology Patents, this Section 9.4(c) shall govern. The Party pursuing such action shall furnish the other Party with copies of substantive litigation documents sufficiently in advance of the due date for such document, permit the other Party to offer its comments thereon before such document is due or delivered to the opposing side and consider any such comments in good faith, incorporating such comments if reasonable.

40

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(d) As between Durect and Zogenix, Zogenix shall have the first right, but not the duty, upon written notice to Durect to initiate, prosecute and control the enforcement of any of Joint Patent Rights against infringement by a Third Party in the Territory through the manufacture, use, marketing, sale, offer for sale or import of a Competitive Product. If Zogenix does not institute a proceeding against such Third Party alleging infringement of the Joint Patent Right within [* * *] of a Party’s first notice to the other Party of such Third Party infringement, then Durect shall have the right, but not the duty, to institute such an action against such Third Party for infringement of such Joint Patent Right. The Party pursuing the proceeding shall furnish the other Party with copies of substantive litigation documents sufficiently in advance of the due date for such document, permit the other Party to offer its comments thereon before such document is due or delivered to the opposing side and consider any such comments in good faith, incorporating such comments if reasonable.

(e)

(i) The Costs of any such action under this Section 9.4 (including fees of attorneys and other professionals) shall be borne [* * *].

(ii) For any such action under this Section 9.4, in the event that either Party is unable to initiate or prosecute such action solely in its own name or it is otherwise advisable to obtain an effective remedy, the other Party will join such action, or agree to have such action initiated or prosecuted in its name, voluntarily and will execute and cause its Affiliates to execute all documents necessary for the enforcing Party to initiate and maintain such action. Each Party shall [* * *] promptly give to the Party bringing such infringement proceedings such reasonable assistance as the Party bringing the action may reasonably request.

(iii) The Party instituting any such action may not enter into any settlement, consent judgment or other voluntary final disposition of such action that settles a Paragraph IV Certification, admits the invalidity or unenforceability of any Patent licensed hereunder, subjects the other Party to an injunction, requires the other Party to contribute to any monetary payment or otherwise materially and adversely affects the rights licensed hereunder without the prior written consent of the other Party, not to be unreasonably withheld by the other Party.

41

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(iv) The Party undertaking any proceedings shall keep the other reasonably informed of the progress of the action and shall consider the comments and observations of the other in prosecuting the proceedings.

(f) Any recovery obtained as a result of an infringement action brought under this Section 9.4, whether by judgment, award, decree or settlement, [* * *].

(g) As between Durect and Zogenix, Zogenix shall have the sole discretion and control of enforcing any Zogenix Technology Patents against any Third Party infringement thereof. Notwithstanding Section 9.4(e) and (f), [* * *]. [* * *].

9.5 Defense of Patents.

(a) In the event that either Zogenix or Durect becomes aware of any action initiated by a Third Party (or any counterclaim or defense asserted in any other action) in the Territory alleging invalidity or unenforceability of any Durect Technology Patents, Joint Patent Rights and Zogenix Technology Patents, such Party will promptly notify the other Party of all the relevant facts and circumstances known by it in connection with such action. Zogenix and Durect shall thereafter consult and cooperate fully to determine a course of action consistent with this Section 9.5, and each Party may hire separate counsel. In connection with such cooperation, the Parties, as soon as reasonably practicable, shall enter into a mutually agreeable joint defense agreement.

(b) As between Durect and Zogenix, Zogenix shall have the first right, but not the duty, upon written notice to Durect, to defend and control any action initiated by a Third Party (or any counterclaim or defense asserted in any other action) in the Territory alleging invalidity or unenforceability of any Product Specific Patent Rights. If Zogenix fails to defend any such action initiated by a Third Party (or any counterclaim or defense asserted in any other action) within [* * *] of notice from such Third Party (or, if not possible, such shorter time period that would permit Durect a reasonable opportunity to respond in a timely manner), Durect shall thereafter have the right, but not the duty, to defend and control any such invalidity action, counterclaim or defense in the Territory. For clarity, if an action includes both Product Specific Patent Rights and other Durect Technology Patents, Section 9.5(c) shall govern. The Party pursuing the action shall furnish the other Party with copies of substantive litigation documents sufficiently in advance of the due date for such document, permit the other Party to offer its comments thereon before such document is due or delivered to the opposing side and consider any such comments in good faith, incorporating such comments if reasonable.

42

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(c) As between Durect and Zogenix, Durect shall have the first right, but not the duty, upon written notice to Zogenix, to defend and control any action initiated by a Third Party (or any counterclaim or defense asserted in any other action) in the Territory alleging invalidity or unenforceability of any Durect Technology Patents other than Product Specific Patent Rights. If Durect fails to defend any such action initiated by a Third Party (or any counterclaim or defense asserted in any other action) within [* * *] of notice from such Third Party (or, if not possible, such shorter time period that would permit Zogenix a reasonable opportunity to respond in a timely manner), then Zogenix shall have the right, but not the duty, to defend and control any such invalidity action, counterclaim or defense in the Territory; provided, however, that Zogenix’s right to undertake any defense of such action relating to such Durect Technology Patents shall be subject to the prior written consent of Durect, not to be unreasonably withheld or delayed. For clarity, if an action includes both Product Specific Patent Rights and other Durect Technology Patents, this Section 9.5(c) shall govern. The Party pursuing such an action shall furnish the other Party with copies of substantive litigation documents sufficiently in advance of the due date for such document, permit the other Party to offer its comments thereon before such document is due or delivered to the opposing side and consider any such comments in good faith, incorporating such comments if reasonable.

(d) As between Durect and Zogenix, Zogenix shall have the first right, but not the duty, upon written notice to Durect, to defend and control any action initiated by a Third Party (or any counterclaim or defense asserted in any other action) in the Territory alleging invalidity or unenforceability of any Joint Patent Rights. If Zogenix fails to defend any such action initiated by a Third Party (or any counterclaim or defense asserted in any other action ) within [* * *] of notice from such Third Party (or, if not possible, such shorter time period that would permit Durect a reasonable opportunity to respond in a timely manner), then Durect shall have the right, but not the duty, to defend and control any such action. The Party pursuing the proceeding shall furnish the other Party with copies of substantive litigation documents sufficiently in advance of the due date for such document, permit the other Party to offer its comments thereon before such document is due or delivered to the opposing side and consider any such comments in good faith, incorporating such comments if reasonable.

43

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(e)

(i) The Costs of any such action under this Section 9.5 (including fees of attorneys and other professionals) shall be borne [* * *], or, if the Parties elect to cooperate in instituting and maintaining such action, such Costs shall be borne [* * *].

(ii) For any such action under this Section 9.5, in the event that either Party is unable to defend such action solely in its own name or it is otherwise advisable to obtain an effective remedy, the other Party will join such action or agree to have such action initiated or prosecuted in its name, voluntarily and will execute and cause its Affiliates to execute all documents necessary for the defending Party to defend such action. Each Party shall at its own expense promptly give to the defending Party such reasonable assistance as the Party defending the action may reasonably request.

(iii) The defending Party may not enter into any settlement, consent judgment or other voluntary final disposition of such action that admits the invalidity or unenforceability of any Patent licensed hereunder, subjects the other Party to an injunction, requires the other Party to contribute to any monetary payment or otherwise materially and adversely affects the rights licensed hereunder without the prior written consent of the other Party, not to be unreasonably withheld or delayed by the other Party.

44

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(iv) The Party undertaking any such defense shall keep the other reasonably informed of the progress of the action and shall consider the comments and observations of the other in the proceedings.

(f)

(i) As between Durect and Zogenix, Zogenix shall have the sole discretion and control of defending any Zogenix Technology Patents, Zogenix solely invented Other Project Technology and Joint Patent Rights against any Third Party challenge [* * *].

(ii) As between Durect and Zogenix, Durect shall have the sole discretion and control of defending any Durect solely invented Other Project Technology against any Third Party challenge [* * *].

9.6 Patent Infringement Claims.

(a) Each Party shall notify the other Party promptly in writing of any claim of, or action for, infringement of any Patents or misappropriation of trade secret rights of any Third Party that is threatened, made or brought against either Party by reason of the development, manufacture, use, sale, offer for sale, importation or exportation of the Product in the Territory.

(b) In the event of the institution of any suit by a Third Party against either Party for Patent infringement involving the development, manufacture, use, sale, offer for sale, importation or exportation by or on behalf of Zogenix, its Affiliates or Sublicensees of the Product in the Territory after the Effective Date, Zogenix shall be responsible for the defense of any such suit and, subject to the terms of this Section 9.6, Zogenix shall control such defense. Zogenix shall select defense counsel and, provided that Zogenix can do so without compromising attorney-client privilege, regularly consult with Durect and its counsel to keep them reasonably informed on the progress and status of the suit. Durect shall assist Zogenix and cooperate in any such litigation [* * *]. No settlement, compromise or other disposition of any such proceeding that subjects Durect to an injunction or requires Durect to contribute to any monetary payment or otherwise materially and adversely affect Durect’s rights hereunder shall be entered into without Durect’s prior written consent, which consent will not be unreasonably withheld or delayed.

45

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(c) [* * *], [* * *]; provided, however, [* * *].

(d) In the event a Third Party threatens suit against either Party for Patent infringement involving the development, manufacture, use, sale, offer for sale, importation, exportation, license or marketing of the Product in the Territory, the Parties shall confer with respect to the appropriate course of action, and if they determine that a declaratory action is warranted, then with respect to such action, the provisions of this Section 9.6 shall apply thereto with respect to the prosecution of such action and the defense of any claims asserted in response thereto.

(e) In the event that either Party becomes aware of a Third Party Patent to which a license would be reasonably required in order to avoid infringement by the development, manufacture or Commercialization of the Product in any Jurisdiction, such Party shall promptly notify the other Party. The Parties shall then confer in good faith with respect to the appropriate course of action. Zogenix shall have the right to negotiate and obtain such a license or other resolution and, [* * *] (the “Third Party License Fees”); provided, however, that: (i) [* * *], Zogenix may [* * *]; and (ii) if Durect does not agree with Zogenix’s determination that the license is reasonably required, either Party may [* * *] [* * *]. Zogenix shall provide Durect with complete copies of the license agreement with such Third Party and other material information in its possession in respect of such technology subject to any confidentiality provisions imposed by such Third Party.

10.	PUBLICATION; CONFIDENTIALITY

10.1 Scientific Publications.

(a) Notification. During the Term, Durect will not submit any publications regarding the Product without the prior written consent of Zogenix. Any proposed publication by Zogenix regarding the Product in the Territory shall comply with this Section 10. At least [* * *] before a manuscript is to be submitted to a publisher, Zogenix will provide Durect with a copy of the manuscript. If Zogenix wishes to make an oral or visual presentation at any conference, it will provide Durect with a summary of such presentation, unless such disclosed information has previously been reviewed by Durect, at least [* * *] before such oral or visual presentation and, if an abstract is to be published, [* * *] before such abstract is to be submitted. Any oral or visual presentation, including any question period, shall not include any Confidential Information belonging to Durect unless Durect agrees in writing to such inclusion in advance of such oral presentation.

46

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(b) Review. Durect will review the manuscript, abstract, text or any other material provided to it under Section 10.1 to determine whether patentable subject matter or valuable trade secrets of Durect are disclosed and to assess the accuracy of the technical content therein. Durect will notify Zogenix within [* * *] of receipt of the proposed publication if Durect, in good faith, determines that patentable subject matter or valuable trade secrets of Durect are or may be disclosed, or if Durect, in good faith, believes Confidential Information of Durect is or may be disclosed. If it is determined by Durect that patent applications should be filed in advance of the proposed publication, Zogenix shall delay its publication or presentation for a period not to exceed [* * *] from Durect’s receipt of the proposed publication or presentation to allow time for the filing of patent applications covering patentable subject matter. In the event that the delay needed to complete the filing of any necessary patent application will exceed the [* * *], Durect will discuss the need for obtaining an extension of the publication delay beyond the [* * *]. If it is determined in good faith by Durect that Confidential Information or proprietary information of Durect is being disclosed, the Parties shall consult in good faith to arrive at an agreement on mutually acceptable modifications to the proposed publication or presentation to avoid such disclosure. Any publications (whether written or oral), where consistent with customary academic practice, shall acknowledge Durect as the developer and licensor of the Product Formulation.

10.2 Publicity. Neither Party shall make any public announcement, including press releases, announcements at investor conferences, reports to any Governmental Entities regulating securities such as the SEC, concerning the existence of or the terms of this Agreement nor regarding the development or Commercialization of Product in the Territory, without the prior written consent of the other Party with regard to the form, content and precise timing of such announcement, except such as may be required to be made by either Party in order to comply with Applicable Laws. Such consent will not be unreasonably withheld or delayed by such other Party. Prior to any such public announcement requiring the other Party’s prior written consent, the Party wishing to make the announcement will submit a draft of the proposed announcement to the other Party not less than [* * *] in advance to enable the other Party to consider and comment thereon. Failure to respond with comments in writing prior to [* * *] before scheduled release shall be deemed approval of such release. Notwithstanding anything to the contrary in this Agreement, nothing in this Section 10.2 is intended to prohibit either Party from republishing or restating information that has already been approved by the other Party for use in a prior press release or public announcement. Any written public announcements or presentations shall include a standard statement in a form agreed to by the Parties stating that the relevant Product has been licensed from Durect.

47

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

10.3 Confidentiality. Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, during the Term and for [* * *] thereafter, the receiving Party, its Affiliates and its designees shall, and shall ensure that their respective employees, officers, directors and other representatives shall, keep confidential and not publish or otherwise disclose and not use for any purpose, other than the development and Commercialization of the Product in the Territory, any information including all Know-How furnished to it by the other Party, its Affiliates or its designees, except to the extent that it can be established by the receiving Party by competent proof that such information: (i) was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure by the disclosing Party; (ii) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party; (iii) became generally available to the public or was otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement; (iv) was disclosed to the receiving Party, other than under an obligation of confidentiality, by a Third Party who had, to the receiving Party’s knowledge, no legal obligation not to disclose such information to others; or (v) was independently generated by the receiving Party without reference to Confidential Information of the disclosing Party (all such information to which none of the foregoing exceptions applies, and the terms of this Agreement, shall be deemed “Confidential Information”). Any and all information, data and materials, including any and all Intellectual Property Rights therein and thereto, owned by a Party shall constitute Confidential Information of such Party which shall be deemed the disclosing Party with respect to such Confidential Information for the purposes of this Section 10. Notwithstanding the foregoing, the obligations of confidentiality under this Section 10.3 regarding any Confidential Information relating to or containing a Party’s trade secret that has been suitably identified to the other Party as such shall continue beyond the period set forth in this Section 10.3 (i.e., the Term plus [* * *] so long as the subject matter remains a trade secret.

48

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

10.4 Exceptions to Obligation. The restrictions contained in Section 10.3 shall not apply to Confidential Information that: (i) is submitted by the recipient to a Regulatory Authority to obtain Regulatory Approval for the Product; (ii) is provided by the recipient to Third Parties under confidentiality provisions at least as stringent as those in this Agreement, in connection with consulting, development, manufacturing, external testing, or Commercialization of the Product or in connection with a proposed financing transaction or Change of Control of a Party; or (iii) is otherwise required to be disclosed in compliance with Applicable Laws or by a Governmental Entity; provided that, if a Party is required to make any such disclosure of the disclosing Party’s Confidential Information, such Party will, except where impracticable for necessary disclosures (for example, to physicians conducting studies or to health authorities), give reasonable advance notice to the disclosing Party of such disclosure requirement and reasonably cooperate with the disclosing Party to secure confidential treatment of such Confidential Information required to be disclosed.

10.5 Limitations on Use. Each Party shall use, and cause each of its Affiliates and use its Commercially Reasonable Efforts to cause each of its licensees to use, any Confidential Information obtained by such Party from the disclosing Party, its Affiliates or its licensees, pursuant to this Agreement or otherwise, solely in connection with the activities or transactions contemplated by this Agreement.

49

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

10.6 Remedies. Each Party shall be entitled, in addition to any other right or remedy it may have, at law or in equity, to seek an injunction, without the posting of any bond or other security, enjoining or restraining the other Party, its Affiliates and/or its licensees from any violation or threatened violation of this Section 10.

11.	REPRESENTATIONS, WARRANTIES AND COVENANTS

11.1 Representations and Warranties of the Parties.

Each Party represents and warrants to the other Party that as of the Effective Date:

(a) Such Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b) Such Party has taken all corporate action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement and has full power and authority to enter into this Agreement and perform its obligations under this Agreement;

(c) This Agreement has been duly executed by such Party and constitutes a valid and legally binding obligation of such Party, enforceable in accordance with its terms, subject to and limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other laws generally applicable to creditors’ rights; and (ii) judicial discretion in the availability of equitable relief;

(d) With the exception of required Regulatory Approvals, such Party has obtained, or is not required to obtain, the consent, approval, order, or authorization of any Third Party, or has completed, or is not required to complete, any registration, qualification, designation, declaration or filing with, any Governmental Entity, in connection with the execution and delivery of this Agreement and the performance by such Party of its obligations under this Agreement, including any grant of rights to the other Party pursuant to this Agreement;

50

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(e) The execution and delivery of this Agreement, and the performance by such Party of its obligations under this Agreement, including the grant of rights to the other Party pursuant to this Agreement, does not and will not: (i) conflict with, nor result in any violation of or default under any instrument, judgment, order, writ, decree, contract or provision to which such Party is otherwise bound; (ii) give rise to any lien, charge or encumbrance upon any assets of such Party or the suspension, revocation, impairment, forfeiture or non-renewal of any material permit, license, authorization or approval that applies to such Party, its business or operations or any of its assets or properties; or (iii) conflict with any rights granted by such Party to any Third Party or breach any obligation that such Party has to any Third Party;

(f) Every officer, scientific employee and technical consultant of such Party has an obligation to assign his or her inventions to such Party to the extent such inventions are within the scope of his or her activities for such Party with respect to this Agreement, and all such officers, scientific employees and technical consultants retained by such Party to provide services to such Party has an obligation to maintain the confidentiality of such Party’s confidential information; and

(g) Each Party is in compliance with Section 3.4. [* * *].

11.2 Additional Representations and Warranties of Durect. Durect hereby further represents and warrants to Zogenix that as of the Effective Date:

(a) Durect is the sole owner of the Durect Technology and Durect Technology Patents in existence on the Effective Date, free and clear of all encumbrances and security interests ([* * *]). Durect has the right to grant to Zogenix the rights granted under this Agreement (including the right granted in Section 3.1 to develop, manufacture and Commercialize the Product in the Territory), and Durect has not granted prior to the date hereof any options or licenses on the Product Specific Patent Rights. To the Knowledge of Durect, the Durect Technology Patents, are valid, in full force and effect and have been maintained to date, and [* * *];

(b) To the Knowledge of Durect, [* * *], [* * *];

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(c) Exhibit 1.22 sets forth a true, complete and correct list of the Durect Technology Patents as of the Effective Date;

(d) Prior to the Effective Date, Durect has made available to Zogenix through an electronic data room a true, complete and correct copy of the [* * *];

(e) [* * *];

(f) [* * *];

(g) To the Knowledge of Durect, all of the studies, tests and Preclinical and Clinical Trials of the Product conducted prior to, or being conducted as of, the Effective Date were conducted, or are being conducted, in accordance with Applicable Laws; and

(h) Durect has provided to Zogenix access to true and correct summary of the provisions of that certain [* * *].

11.3 Additional Representations and Warranties of Zogenix. Zogenix hereby further represents and warrants to Durect that as of the Effective Date:

(a) [* * *] [* * *].

11.4 Disclaimer of Other Warranties. EXCEPT AS SET FORTH IN THIS AGREEMENT, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

11.5 Covenants of Durect. Durect shall have the right, at its sole discretion, to amend, modify or supplement the [* * *]; provided, however, that Durect agrees that it shall not amend, modify or supplement the [* * *] in any manner that would adversely affect Zogenix’s rights under this Agreement without the prior written consent of Zogenix. In addition, Durect shall not sell, assign, convey, pledge, hypothecate or otherwise transfer the [* * *] or Durect’s rights or obligations thereunder, or otherwise make any commitments or offers, in each case, in a manner that conflicts with Zogenix’s rights hereunder without the prior written consent of Zogenix.

52

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

11.6 Survival of Representations. The representations and warranties set forth in this Section 11 shall survive indefinitely.

12.	INDEMNIFICATION; INSURANCE

12.1 Indemnification by Durect. Durect shall indemnify, defend and hold Zogenix and its Affiliates, and their respective directors, officers, employees and agents (each a “Zogenix Related Party”) harmless from and against any and all damages, losses, judgments, penalties, fines, settlements, and Costs and expenses (including reasonable fees of attorneys and other professionals) (“Damages”) arising out of Third Party claims that result from: (i) any breach by Durect of this Agreement, including breach by Durect of its representations and warranties hereunder, (ii) the performance of the Durect Development Responsibilities by Durect, its Affiliates or designees, or (iii) Durect’s activities with respect to the Durect Technology, Joint Technology or Development Data outside the scope of this Agreement.

12.2 Indemnification by Zogenix. Zogenix shall indemnify, defend and hold Durect and its Affiliates and their respective directors, officers, employees and agents (each a “Durect Related Party”) harmless from and against any and all Damages arising out of Third Party claims that result from: (i) any breach by Zogenix of this Agreement, including breach by Zogenix of its representations and warranties hereunder or (ii) the development or Commercialization of the Product by Zogenix, its Sublicensees, Affiliates or designees under this Agreement.

12.3 Shared Liability. If Damages arise out of Third Party claims that are subject to indemnification by Zogenix under Section 12.2 and also subject to indemnification by Durect under Section 12.1, then the Parties shall indemnify each other to the extent of their respective liability for the Damages. In the event that the Parties cannot agree to their respective indemnity obligations hereunder, a Party shall be free at any time to seek resolution of the respective indemnity obligations of the Parties under this Section 12 pursuant to the provisions set forth in Section 14.11.

12.4 Indemnification Procedure. Upon receipt by the Party seeking indemnification hereunder (an “Indemnified Party”) of notice of any action, suit, proceeding, claim, demand or assessment against such Indemnified Party which might give rise to Damages, the Indemnified Party shall give prompt written notice thereof to the Party from which indemnification is sought (the “Indemnifying Party”) indicating the nature of the claim and the basis therefore, provided that the failure to give such prompt notice shall not relieve the Indemnifying Party of its obligations hereunder except to the extent the Indemnifying Party or the defense of any such claim is materially prejudiced thereby. The Indemnifying Party shall have the right, at its option, to assume the defense of, at its own Cost and by its own counsel, any such claim involving the asserted liability of the Indemnified Party. If any Indemnifying Party shall undertake to compromise or defend any such asserted liability, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party shall agree to cooperate fully with the Indemnifying Party and its counsel in the compromise of, or defense against, any such asserted liability; provided, however, that the Indemnifying Party shall not, as part of any settlement or other compromise, admit to liability for which the Indemnifying Party is not fully indemnifying the Indemnified Party or agree to an injunction with respect to activities of the Indemnified Party without the written consent of the Indemnified Party. Notwithstanding an election by the Indemnifying Party to assume the defense of any claim as set forth above, such Indemnified Party shall have the right (at its own Cost if the Indemnifying Party has elected to assume such defense) to employ separate counsel and to participate in the defense of any claim.

53

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

12.5 Cost of Enforcement. All Costs incurred by an Indemnified Party in connection with enforcement of its rights under Sections 12.1, 12.2 and 12.3, as applicable, shall also be reimbursed by the Indemnifying Party (or, in the case of Section 12.3, allocated between the Parties in accordance with Section 12.3) promptly after final determination that such Indemnified Party is entitled to such indemnification by the Indemnifying Party.

12.6 LIMITATION ON DAMAGES. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER, WHETHER PURSUANT TO THE FOREGOING INDEMNIFICATION OBLIGATIONS OR OTHERWISE UNDER THIS AGREEMENT, FOR SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES, INCLUDING BUSINESS INTERRUPTION OR LOST PROFITS, OR PUNITIVE DAMAGES; PROVIDED, HOWEVER, THIS EXCLUSION IS NOT INTENDED TO, NOR SHALL, EXCLUDE ACTUAL OR COMPENSATORY DAMAGES OF THE AFFECTED PARTY, INCLUDING SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES, OWED TO THIRD PARTIES AS A RESULT OF A THIRD PARTY CLAIM.

54

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

12.7 Insurance. Each Party shall carry and maintain in full force and effect while this Agreement is in effect reasonable insurance in view of its obligations hereunder but in amounts no less than that specified for each type:

(a) Commercial general liability insurance with combined limits of not less than $[* * *] per occurrence and $[* * *] per accident for bodily injury, including death, and property damage;

(b) Workers’ compensation insurance in the amounts required by the law of the Jurisdictions, countries or states in which such Party’s workers are located; and

(c) Product liability insurance with a policy limit of at least $[* * *] per occurrence and in the aggregate; provided that Zogenix shall have a policy with a limit of no less than $[* * *] upon First Commercial Sale in the Territory.

Each Party hereto shall name the other Party hereto as an “additional insured” on all commercial and product liability policies relating to the insurance described in Sections 12.7(a) and (c). Each Party upon request shall provide the other with evidence of such insurance. Each Party shall provide to the other [* * *] prior written notice of any proposed cancellation, termination, reduction or change in its coverage.

13.	TERM AND TERMINATION

13.1 Term of Agreement. This Agreement shall become effective as of the Effective Date and remain in effect on a Jurisdiction-by-Jurisdiction basis until the expiration of the applicable Royalty Terms with respect to all Products or earlier termination of this Agreement pursuant to this Section 13 (the “Term”).

13.2 Termination by Zogenix.

(a) Without Cause. Zogenix may terminate this Agreement in its entirety [* * *]. In such event, during the [* * *].

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(b) Safety. If during the development or Commercialization of the Product, (i) the Product becomes subject to one or more Serious Adverse Drug Experiences or (ii) either Party receives notice from a Regulatory Authority, independent review committee, data safety monitoring board or another similar Clinical Trial or post-marketing monitoring body alleging significant concern regarding a patient safety issue, in each case which Zogenix, in good faith, reasonably believes would seriously impact the long-term viability of the Product, Zogenix may terminate this Agreement upon [* * *] days’ prior written notice. Zogenix may also immediately terminate any ongoing Clinical Trial in the event of a termination for safety under subsection (ii).

13.3 Termination for Material Breach. Upon the material breach by one Party under this Agreement, the other Party shall notify the breaching Party of such breach, and require that the breaching Party cure such breach within [* * *] calendar days or, in the case of payment defaults, within [* * *] days, or in the case of a breach that cannot be cured within [* * *] days, within a reasonable period not exceeding [* * *] days so long as the breaching Party is diligently proceeding to cure such default. In the event that a material breach by such Party is not cured within the applicable cure period and without limiting other available remedies, the other Party shall have the right to terminate this Agreement upon written notice.

13.4 Termination for Patent Challenge.

(a) In the event that Zogenix or any of its Affiliates or Sublicensees commences or otherwise pursues, directly or indirectly (or voluntarily assists Third Parties to do so, other than as required by law or legal process), any proceeding seeking to have any of the Product Specific Patent Rights or Durect Technology Patents revoked or declared invalid, unpatentable, or unenforceable, Durect may terminate this Agreement upon written notice to Zogenix.

(b) In the event that Durect or any of its Affiliates or licensees/sublicensees commences or otherwise pursues, directly or indirectly (or voluntarily assists Third Parties to do so, other than as required by law or legal process), any proceeding seeking to have any of the Zogenix Technology Patents revoked or declared invalid, unpatentable, or unenforceable, Zogenix may terminate this Agreement upon written notice to Durect.

56

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

13.5 Termination for Bankruptcy. Either Party may immediately terminate this Agreement upon the occurrence of either of the following: (a) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the other Party in an involuntary case under any applicable national, federal, or state insolvency or other similar law, and the continuance of any such decree or order unstayed and in effect for a period of [* * *] consecutive calendar days; or (b) the filing by the other Party of a petition for relief under any applicable national, federal, or state insolvency or other similar law.

13.6 Effect of Termination.

(a) If this Agreement is terminated by Zogenix pursuant to Section 13.3 (Durect Material Breach), Section 13.4(b) (Durect Patent Challenge) or Section 13.5 (Durect Bankruptcy), the following provisions shall apply:

(i) all licenses granted to Zogenix under this Agreement, including pursuant to Section 3.1, shall survive, subject to the payment by Zogenix to Durect of [* * *] [* * *] [* * *], [* * *];

(ii) The provisions of Sections 9.2-9.6 shall apply, and the provisions of Article 7 shall apply with respect to any such royalties payable under this Section 13.6(a); and

(iii) If Durect is manufacturing the Product or Product Formulation at the time of termination by Zogenix as set forth in this Section 13.6(a), upon Zogenix’s request, Durect shall provide such reasonable technical assistance as needed by Zogenix to commence manufacture of the Product or Product Formulation, [* * *]; provided however, that Durect shall be responsible for the manufacture of the Product or Product Formulation until termination of the Supply Agreement pursuant to its terms.

(b) If this Agreement is terminated by Zogenix pursuant to Section 13.2(a) (Without Cause) or Section 13.2(b) (Safety), or by Durect pursuant to Section 13.3 (Zogenix Material Breach), Section 13.4(a) (Zogenix Patent Challenge), Section 13.5 (Zogenix Bankruptcy), or in the event Durect terminates Zogenix’s license in any Terminated Country in accordance with Section 5.2, the following provisions shall apply:

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Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(i) all licenses granted by Durect to Zogenix in Section 3.1 shall terminate with respect to such Product in the Territory or Terminated Country, as applicable;

(ii) within [* * *] of such termination, in the Territory or Terminated Country, as applicable, Zogenix shall or shall cause its Affiliates, if any, to assign or transfer to Durect to the extent not already owned by Durect) at no Cost all material Regulatory Documentation, Development Data, Product Trademarks (and goodwill associated therewith) Controlled by Zogenix or its Affiliates and Sublicensees whose licenses do not continue hereunder that are used in the development, manufacturing, use or sale of such Product as of the effective date of termination (collectively, the “Product Material);

(iii) if terminated by Durect pursuant to Section 13.3 (Zogenix Material Breach), Section 13.4(a) (Zogenix Patent Challenge), Section 13.5 (Zogenix Bankruptcy), if applicable, Zogenix shall continue during the notice period before termination becomes effective (or if reasonably practicable and agreed to by Zogenix at such time, allow Durect or its Clinical research organizations (“CROs”) to continue) any ongoing Clinical Trial for which Zogenix has responsibility[* * *];

(iv) if terminated by Zogenix pursuant to Section 13.2(a) (Without Cause), if applicable, Zogenix shall continue during the notice period before termination becomes effective (or if reasonably practicable and agreed to by Zogenix at such time, allow Durect or its CROs to continue) any ongoing Clinical Trial for which Zogenix has responsibility[* * *];

(v) if terminated by Zogenix pursuant to Section 13.2(b) (Safety), if applicable, Zogenix shall continue during the notice period before termination becomes effective (or if reasonably practicable and agreed to by Zogenix at such time, allow Durect or its nominees to continue) any ongoing Clinical Trial for which Zogenix has responsibility, [* * *];

58

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

(vi) if Zogenix has manufactured, or has had manufactured such Product for Clinical Trial or Commercialization, Zogenix at its option shall either transition the manufacturing process to Durect or a mutually agreed Third Party CMO or supply the Product to Durect; provided, that Zogenix shall have no obligation hereunder to transition any manufacturing process that relates to DosePro®, and if Zogenix chooses to transition the manufacturing process to Durect or a mutually agreed Third Party CMO, Zogenix will continue to supply such Product until the completion of the transition and associated Regulatory Approvals have been received, but in no event for a period exceeding [* * *], and provided further that during any period in which Zogenix continues to supply such Product to Durect (either through a Third Party CMO or itself), Durect shall [* * *]) to supply the Product;

(vii) If the First Commercial Sale has occurred at the time of termination, then Zogenix will have the right to sell-through its existing inventory of the Product for a period not to exceed [* * *] from the effective date of termination, and such sales will be subject to the royalty provisions contained herein. At the end of any such sell-through period, in each case at Durect’s sole election, all unsold inventory will be returned to Durect, and Durect will purchase such inventory from Zogenix as is in good and saleable condition, in its original, unopened packaging, at [* * *] for the Product;

(viii) In the event Durect terminates Zogenix’s license in any Terminated Country in accordance with Section 5.2, if requested by Durect, Zogenix will reasonably transition [* * *] the development and Commercialization of Product to Durect or its licensees in the Terminated Countries with Section 13.6(b)(vi) governing manufacturing of Product in the Terminated Countries; and

(ix) [* * *].

13.7 Additional Remedies. In addition to the right to terminate this Agreement as set forth in this Section 13, in the event that a Party is in breach of any of its material obligations under this Agreement, then the other Party shall have the right to seek damages and such other remedies as may be available to it under law or in equity.

59

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

13.8 Surviving Provisions. Upon termination or expiration of the Agreement, all rights and obligations of the Parties shall terminate; provided, however, notwithstanding the foregoing, expiration or any termination of this Agreement shall not release a Party from the obligations to make any payments or perform any obligations that were due or had accrued immediately prior to the effective date of such termination (including non-cancelable obligations or commitments made in good faith prior to notice of termination), and the following Sections of this Agreement shall survive any expiration or termination of this Agreement for any reason (in addition to the provisions which survive under Section 13.6 above): (i) Sections 1 (to the extent necessary to interpret any other surviving provisions), 4.5, 7, 9.1, 10.2 (with respect to any public announcements concerning the Parties’ activities hereunder or the terms of this Agreement), 10.3-10.6, 11.4, 12.1-12.6, 13.6, this 13.8 and 14, and (ii) Sections 9.2-9.6 (with respect to events occurring during the Term).

14.	MISCELLANEOUS PROVISIONS

14.1 Relationship of Parties. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties. No Party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.

14.2 Assignment. Neither Party shall assign this Agreement or its rights or obligations hereunder without the express written consent of the other Party hereto, except that either Party may assign or transfer this Agreement and its rights or obligations hereunder without the consent of the other Party to (i) an Affiliate, (ii) any assignee of all or substantially all of its business or assets relating to this Agreement, or (iii) its successor in the event of a Change of Control of such Party. An assignment or transfer by a Party pursuant to this Section 14.2 shall be binding on its successors or assigns. In addition, either Party may assign its right to receive proceeds under this Agreement or grant a security interest in such right to receive proceeds to one or more financial institutions providing financing to such Party pursuant to the terms of a security or other agreement related to such financing. Any permitted assignee shall assume all assigned obligations of its assignor under this Agreement. The assigning Party shall promptly notify the other Party of any such assignment (including a Change of Control) and shall use all reasonable efforts to provide such notification at least [* * *] before the assignment or before the completion of the Change of Control, as the case may be. No such assignment or transfer shall be valid or effective unless done in accordance with this Section 14.2.

60

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

14.3 Further Actions. Each Party shall execute, acknowledge and deliver such further instruments, and do all such other acts, as may be reasonably necessary or appropriate in order to carry out the purposes and intent of this Agreement.

14.4 Notice. Any notice, request or other communication required or permitted to be given under or in connection with this Agreement shall be deemed to have been sufficiently given if in writing and personally delivered, facsimile transmission (receipt verified) or overnight express courier service (signature required), prepaid, to the Party for which such notice is intended, at the address set forth for such Party below:

In the case of Durect, to:

Durect Corporation

2 Results Way

Cupertino, CA 95014

Attention: General Counsel

Facsimile No.: (408) 777-3577

In the case of Zogenix, to:

Zogenix, Inc.

12671 High Bluff Drive, Suite 200

San Diego, California 92130

Attention: General Counsel

Facsimile No.: (858) 259-1166

or to such other address for such Party as it shall have specified by like notice to the other Party, provided that notices of a change of address shall be effective only upon receipt thereof. If delivered personally or by facsimile transmission, the date of delivery shall be deemed to be the date on which such notice or request was given. If sent by overnight express courier service, the date of delivery shall be deemed to be the next business day after such notice or request was deposited with such service.

61

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

14.5 Use of Name. Except as otherwise provided herein, Durect, on the one hand, and Zogenix on the other hand, shall not have any right, express or implied, to use in any manner the name or other designation of the other or any other trade name, trademark or logos of the other for any purpose, unless consented to in writing by the other Party.

14.6 Waiver. A waiver by any Party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and except as specifically provided herein none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either Party.

14.7 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, any one of which need not contain the signature of more than one Party but all such counterparts taken together shall constitute one and the same agreement. This Agreement, to the extent signed and delivered by means of a facsimile machine (or pdf-file attachment to Email), shall be treated in all manner and respects and for all purposes as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

14.8 Severability. When possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

14.9 Amendment. No amendment, modification or supplement of any provisions of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party.

14.10 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California without regard to conflicts of law principles.

62

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

14.11 Dispute Resolution.

(a) The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the Term that relate to a Party’s rights or obligations hereunder. In the event of the occurrence of any Dispute, either Party may, by written notice to the other, have such Dispute referred to its highest ranking officer for attempted resolution by good faith negotiations within [* * *] after such notice is received. If either Party desires to pursue arbitration under paragraph (b) below to resolve any such Dispute, unless expressly provided for otherwise herein, a referral to such executives under this paragraph (a) shall be a mandatory condition precedent. Said designated officers as of the Effective Date are as follows.

For Durect: Chief Executive Officer

For Zogenix: Chief Executive Officer

In the event that they shall be unable to resolve the Dispute by consensus within such [* * *], then the Dispute shall be finally settled by binding arbitration as provided below.

(b) Except as expressly otherwise provided in this Agreement, any dispute arising out of or relating to the interpretation of any provisions of this Agreement or the failure of either Party to perform or comply with any obligation of such Party pursuant to this Agreement or the breach, termination or validity hereof (a “Dispute”), shall be exclusively and finally settled by arbitration under the then current American Arbitration Association (“AAA”) Expedited Procedures applicable to the Commercial Arbitration rules of the AAA (“Expedited Rules”) and in accordance with the terms set forth in this Section 14.11(b) (the “Accelerated Arbitration Provisions”): The place of arbitration shall be San Francisco, California, if Zogenix initiates the Dispute process hereunder, and San Diego, California, if Durect initiates the Dispute process hereunder. Such arbitration shall be conducted by a single neutral and impartial arbitrator agreed upon by the Parties within [* * *] of receipt by respondent of a copy of the demand for arbitration. If the Parties fail to timely agree, on the request of any Party, such arbitrator shall be appointed by the AAA in accordance with the Expedited Rules. The Dispute shall be resolved by submission of documents unless the arbitrator determines (or the Parties agree) that an oral hearing is necessary. The award shall be rendered, if practicable, within [* * *] of the appointment of the arbitrator. Any award rendered by the arbitrator shall be final and binding upon the Parties. Judgment upon any award rendered may be entered in any court having jurisdiction, or application may be made to such court for a judicial acceptance of the award and an order of enforcement, as the case may be. Except as provided in Section 12.5, [* * *]. This Section 14.11(b) shall not prohibit a Party from seeking preliminary injunctive relief in aid of arbitration from a court of competent jurisdiction in the event of a breach or prospective breach of this Agreement by any other Party which would cause irreparable harm to the Party seeking such relief. Without prejudice to such provisional remedies as may be available under the jurisdiction of a court, the arbitrator shall have full authority to grant provisional remedies and to direct the Parties to request that any court modify or vacate any temporary or preliminary relief issued by such court, and to award damages for the failure of any Party to respect the arbitrator’s orders to that effect.

63

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

14.12 Compliance with Laws. Each Party shall review in good faith and cooperate in taking actions to ensure compliance of this Agreement and the Parties’ activities hereunder with all Applicable Laws. Each Party shall provide the other Party such reasonable assistance as may be required for the Party requesting such assistance to comply with all Applicable Laws necessary to permit the Parties to perform hereunder and to exercise their respective rights hereunder.

14.13 Force Majeure. Except where expressly provided for herein, neither Party shall be held liable or responsible to the other Party nor be deemed to be in default under, or in breach of any provision of, this Agreement for failure or delay in fulfilling or performing any obligation of this Agreement to the extent that such failure or delay is due to Force Majeure, and without the willful wrongdoing, recklessness or gross negligence of the Party so failing or delaying. For purposes of this Agreement, “Force Majeure” is defined as causes beyond the reasonable control of the Party, including acts of God; changes in regulations or laws of any government; war; terrorism; civil commotion; destruction of production facilities or materials by fire, flood, earthquake, explosion or storm; labor disturbances; epidemic; and failure of public utilities or common carriers. In the event that the ability of Durect or Zogenix to perform its obligations under this Agreement, as the case may be, shall be so affected, the affected Party shall immediately notify the other Party of such inability and of the period for which such inability is expected to continue. The Party giving such notice shall thereupon be excused from such of its obligations under this Agreement as it is thereby disabled from performing for so long as it is [* * *]. To the extent possible, each Party shall use Commercially Reasonable Efforts to minimize the duration of any Force Majeure.

64

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

14.14 Entire Agreement. This Agreement including schedules and exhibits thereto, including the Development Plan together with all other future written agreements entered into by the Parties and specifically made a part of this Agreement, constitute the entire agreement between the Parties with respect to the subject matter of this Agreement and supersede all prior agreements and understandings, both oral and written, between the Parties with respect to the subject matter of this Agreement.

14.15 Parties in Interest. All of the terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties hereto and their respective permitted successors and assigns.

14.16 No Third Party Beneficiaries. Except for rights and obligations specifically referred to herein that apply to Affiliates, sublicenses or licensees of the Parties, nothing in this Agreement is intended to confer on any Person other than Durect or Zogenix any rights or obligations under this Agreement, and there are no intended Third Party beneficiaries to this Agreement.

14.17 Descriptive Headings; Certain Terms. The descriptive headings of this Agreement are for convenience only, and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement.

14.18 Fees and Payments. All fees and payments made by one Party to the other under this Agreement shall be deemed non-refundable and non-creditable unless expressly provided to the contrary herein.

14.19 No Implied Licenses. Except as specifically and expressly granted in this Agreement, no rights or licenses to any Intellectual Property Rights are granted by either Party to the other, by implication, estoppel or otherwise, and each Party specifically reserves all its rights with respect to any Intellectual Property Rights not specifically granted hereunder. Furthermore, unless expressly provided otherwise herein, each Party may use and practice its own Intellectual Property Rights, technology and data in any manner not inconsistent with the terms of this Agreement without the consent of the other Party and without obligation to notify the other Party of its intended use.

65

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

14.20 Information for Financial Reporting. In addition to any reports provided by the Parties hereunder, including the reports provided by Zogenix pursuant to Section 7.1, each Party agrees to use reasonable efforts to provide the other party such financial information, including Development Costs and/or estimated [* * *] allow the other Party to accrue the proper expenses and revenues as required by GAAP and required for financial reporting under Applicable Laws; provided however, for clarity, this Section 14.20 shall not be construed to require a Party to disclose any information that is not otherwise required to be disclosed to the other Party under the terms of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

66

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed by its duly authorized representative as of the day and year first above written.

Durect Corporation

By:	/s/ Felix Theeuwes
	Name:	Felix Theeuwes, D.Sc.
	Title:	Chairman and Chief Scientific Officer

Zogenix, Inc.

By:	/s/ Stephen J. Farr
	Name:	Stephen J. Farr, Ph.D.
	Title:	President and Chief Operating Officer

67

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Schedule 1.21 — Durect Development Costs

Durect Development Costs, including [* * *] [* * *]

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Schedule 1.22 — Durect Technology Patents

[* * *]

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]

    [* * *]

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]

    [* * *]

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

    [* * *]

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	18 [* * *]
[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

    [* * *]

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]

    [* * *]

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Schedule 1.66 — Zogenix Technology Patents

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]
[* * *]	[* * *]	[* * *]	[* * *]			[* * *]
[* * *]	[* * *]	[* * *]	[* * *]			[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]			[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]			[* * *]

[* * *]
[* * *]	[* * *]	[* * *]	[* * *]			[* * *]
[* * *]	[* * *]	[* * *]	[* * *]			[* * *]
[* * *]	[* * *]	[* * *]	[* * *]			[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
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[* * *]
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[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]			[* * *]
[* * *]	[* * *]	[* * *]	[* * *]			[* * *]
[* * *]	[* * *]	[* * *]	[* * *]			[* * *]
[* * *]	[* * *]	[* * *]	[* * *]			[* * *]

[* * *]
[* * *]	[* * *]	[* * *]	[* * *]			[* * *]
[* * *]	[* * *]	[* * *]	[* * *]			[* * *]
[* * *]	[* * *]	[* * *]	[* * *]			[* * *]
[* * *]	[* * *]	[* * *]	[* * *]			[* * *]
[* * *]	[* * *]	[* * *]	[* * *]			[* * *]
[* * *]	[* * *]	[* * *]	[* * *]			[* * *]
[* * *]	[* * *]	[* * *]	[* * *]			[* * *]
[* * *]	[* * *]	[* * *]	[* * *]			[* * *]
[* * *]	[* * *]	[* * *]	[* * *]			[* * *]

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[* * *]
[* * *]		[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]
[* * *]		[* * *]	[* * *]	[* * *]			[* * *]
[* * *]		[* * *]	[* * *]	[* * *]			[* * *]
[* * *]		[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]		[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]		[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]		[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]		[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]		[* * *]	[* * *]	[* * *]			[* * *]
[* * *]		[* * *]	[* * *]	[* * *]			[* * *]
[* * *]		[* * *]	[* * *]	[* * *]			[* * *]
[* * *]		[* * *]	[* * *]	[* * *]			[* * *]

[* * *]
[* * *]		[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]		[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]		[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]
[* * *]		[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]		[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]		[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]		[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]		[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]		[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]
[* * *]		[* * *]	[* * *]	[* * *]			[* * *]
[* * *]		[* * *]	[* * *]	[* * *]			[* * *]
[* * *]		[* * *]	[* * *]	[* * *]			[* * *]
[* * *]		[* * *]	[* * *]	[* * *]			[* * *]

[* * *]
[* * *]		[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]		[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]		[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]		[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]		[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]		[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]		[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]
[* * *]	[* * *]	[* * *]	[* * *]			[* * *]

[* * *]
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[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]	[* * *]	[* * *]	[* * *]			[* * *]

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]	[* * *]	[* * *]	[* * *]			[* * *]

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]	[* * *]	[* * *]	[* * *]			[* * *]

[* * *]

[* * *]	[* * *]	[* * *]	[* * *]			[* * *]

[* * *]	[* * *]	[* * *]	[* * *]			[* * *]

[* * *]	[* * *]	[* * *]	[* * *]			[* * *]

[* * *]	[* * *]	[* * *]	[* * *]			[* * *]

[* * *]	[* * *]	[* * *]	[* * *]			[* * *]

[* * *]	[* * *]	[* * *]	[* * *]			[* * *]

[* * *]	[* * *]	[* * *]	[* * *]			[* * *]

[* * *]

[* * *]	[* * *]	[* * *]	[* * *]			[* * *]

[* * *]	[* * *]	[* * *]	[* * *]			[* * *]

[* * *]	[* * *]	[* * *]	[* * *]			[* * *]

[* * *]	[* * *]	[* * *]	[* * *]			[* * *]

[* * *]

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

Confidential treatment has been sought for portions of this Agreement. The copy filed herewith omits the information subject to the confidential treatment request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Schedule 2.1 — Initial Members of JDC

DURECT MEMBERS

[* * *]

ZOGENIX MEMBERS

[* * *]